UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2015

Date of reporting period:	October 1, 2014 – March 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PACAX

Putnam Dynamic Asset Allocation Conservative Fund

Semiannual report
3 | 31 | 15

A world of investing.®

Putnam INVESTMENTS

ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Conservative Fund

Semiannual report
3 | 31 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	13
Terms and definitions	15
Other information for shareholders	16
Financial statements	17

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The month of March 2015 marked the six-year milestone of the bull market in U.S. stocks, and this June will be the sixth anniversary of the beginning of the U.S. economic recovery as dated by the National Bureau of Economic Research, which has traced the chronology of U.S. business cycles back to 1854.

While six years is above the historical average on both counts, reaching these milestones does not necessarily indicate anything about the sustainability of the expansion or the market advance. However, we believe it is an unusually long period for the Federal Reserve to have refrained from raising interest rates. The Fed now appears poised to act, and speculation is mounting about where equity and fixed-income markets around the world could go from this point forward. Your portfolio manager provides a perspective in the following pages.

At this juncture of the market cycle, you might consult your financial advisor who can help you review your goals and risk profile, and explain the importance of timely adjustments to keep your portfolio equipped for all seasons.

As you make progress toward your long-term financial goals, markets may move in different directions. With Putnam, you are aligned with a group of portfolio managers and analysts who are experienced in navigating through changing markets with consistent strategies. They are dedicated to active, fundamental research and to helping you meet your financial needs.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

May 12, 2015

Putnam Dynamic Asset Allocation Conservative Fund

A diversified portfolio to help investors preserve wealth

Putnam Dynamic Asset Allocation Conservative Fund is designed for investors seeking total return consistent with preservation of capital. The fund's target mix of 70% bonds and 30% stocks has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Diversification can help to reduce volatility over time

With today's market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Diversified portfolios outperformed the all-stock portfolio

Cumulative returns: 12/31/99–3/31/15

25/75 Portfolio
60/40 Portfolio
S&P 500 Index total return
150%
120%
90%
60%
30%
0%
-30%
-60%
12/99
12/01
12/03
12/05
12/07
12/09
12/11
12/13
3/15

Note: 25/75 → 25% the S&P 500 Index, 75% the Barclays U.S. Aggregate Bond Index; 60/40 → 60% the S&P 500 Index, 40% the Barclays U.S. Aggregate Bond Index. Past performance is not indicative of future results. Other asset allocations may have had different returns during those time periods.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The five portfolio managers of Putnam's Global Asset Allocation group have an experienced awareness of how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

Featured from left to right:

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA
(industry since 1988)

Joshua B. Kutin, CFA
(industry since 1998)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

2 Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Conservative Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 3/31/15

The fund — class A shares before sales charge
Putnam Dynamic Asset Allocation Conservative Fund (PACAX)
Fund's primary benchmark
Barclays U.S. Aggregate Bond Index
Fund's secondary benchmark
Putnam Conservative Blended Benchmark*
Fund's Lipper peer group average
Mixed-Asset Target Allocation Conservative Funds
6.20
5.77
5.61
5.66
4.93
6.25
4.84
7.76
4.41
7.47
6.10
8.42
3.10
6.96
5.71
8.43
5.72
6.89
4.10
5.40
3.43
4.18
2.44
LIFE OF FUND†
(since 2/7/94)
10 YEARS
5 YEARS
3 YEARS
1 YEAR
6 MONTHS‡

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Conservative Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 65% the Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Returns for the six-month period are not annualized, but cumulative.

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Interview with your fund’s portfolio manager

Robert J. Kea, CFA

How would you describe the global investment environment for the six-month reporting period ended March 31, 2015?

There were moments of volatility across the global capital markets during the six-month reporting period, with solid upticks in some markets interrupted by downturns, which were then often followed by rebounds to new highs. Concrete evidence of accelerating growth in the U.S. economy was the highlight of the reporting period, as real gross domestic product [GDP] — the value of the production of goods and services in the United States, adjusted for inflation — showed strong gains and drove key domestic equity indexes to all-time highs during the fourth quarter of 2014.

In January 2015, on the heels of that surge, U.S. stocks retreated on worries about the months-long drop in oil prices and the negative effects of a strengthening U.S. dollar on the earnings of some large multinational companies. Then, in February, world markets regained some lost ground as positive economic data and accommodative central bank activity — including the European Central Bank’s [ECB’s] newly announced economic stimulus plans and the U.S. Federal Reserve’s “patient” posture on raising interest rates — helped reignite investors’ risk appetite. The month of March brought on new fears of short-term interest-rate hikes, however, as the Fed continued to prepare the markets for an eventual normalization of rates.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/15. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 16.

Dynamic Asset Allocation Conservative Fund     5

In spite of the sometimes-volatile investment environment, U.S. equity markets achieved solid returns during the six months, benefiting from improving economic conditions, still-low interest rates, and a benign inflation scenario. Many international markets did not fare as well for the period, though between January and March, a number of developed non-U.S. markets performed strongly. European stocks produced modestly negative returns for the period overall, but they appeared to be gaining momentum in the last three months of the period. Latin American stocks, plagued by dwindling demand for commodities from emerging markets and surging domestic inflation, saw even larger losses. Economic growth in many emerging markets continued to decelerate, and stock performance declined in U.S.-dollar terms. Asian markets posted small gains.

In the fixed-income arena, geopolitical crises in the Middle East, Ukraine, and elsewhere, combined with falling energy prices, weaker economic growth abroad, and relatively high yields in the United States versus other global regions, fueled demand for longer-term U.S. bonds, helping to support bond prices. Higher-quality debt securities outperformed higher-yielding, non-investment-grade debt during the period.

How did the fund perform in this environment, and what factors influenced that performance?

The fund performed relatively well, reflecting its strategic mix of equity and fixed-income allocations. In the equity sleeve, the fund’s emphasis on U.S. stocks provided a lift, as the equity market produced especially robust performance during the reporting period. The fund also held a tactical overweight position relative to its secondary benchmark to U.S. small-cap stocks late in the period, favoring them slightly over large caps, and profited from an uptick in small-cap valuations during

Portfolio composition

Allocations are shown as a percentage of the fund’s net assets as of 3/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.
6     Dynamic Asset Allocation Conservative Fund

“Opportune security selection in U.S.
stocks helped boost performance.”

Bob Kea

that time. Opportune security selection in U.S. stocks also helped boost performance.

The fund’s emphasis on U.S. dollar-denominated stocks and bonds also played an active role in boosting performance, as the greenback gathered strength against most other world currencies during the period. The emphasis on dollar-denominated securities also helped hedge the fund’s exposure to the weakness of other currencies.

Putnam Dynamic Asset Allocation Conservative Fund produced a total return of 5.40% at net asset value for the six-month period ended March 31, 2015. This result surpassed the performance of the fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index, and that of its secondary benchmark, the Putnam Conservative Blended Benchmark.

How did you use derivatives during the period?

We use a variety of derivatives in an effort to reduce volatility and, in some cases, to enhance returns. During the period, we used futures contracts to equitize cash and manage exposure to market risk. Futures contracts also helped us hedge prepayment risk and interest-rate risk, as well as to gain exposure to interest rates. The use of derivatives strategies during the period contributed to the fund’s performance.

U.S. equities generally have been on an upward march since early 2009. Are you at all concerned about the sustainability of this momentum?

We are now six years into the stock market’s rally here in the United States, and it seems likely to us that the market will be hard pressed

Top 10 holdings

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/15. Short-term holdings, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.
Dynamic Asset Allocation Conservative Fund     7

to deliver the same level of returns in 2015 as it did in 2014. That said, our investment teams at Putnam still believe that U.S. corporations can continue to generate earnings growth, and that in turn should help support forward momentum for domestic equity returns. Looking around the global investment environment, we maintain the view that equities in general have the potential to deliver positive, risk-adjusted returns. We think this will be especially true as we move deeper into the credit cycle and begin seeing higher interest rates. It’s fair to say that while we are not as bullish about equities as we might have been at this time last year, we still think there is a bit more room for them to run.

In terms of your outlook into mid-2015, does that mean you intend to maintain the fund’s tactical emphasis on equities?

We continue to think that equities will be more attractive on a relative basis than will fixed income, though the fund’s asset allocation positions have moved closer to its secondary benchmark weights. Even though the Fed is poised to raise short-term interest rates, we believe that longer-term rates on U.S. Treasuries will tend to be range-bound for the near term. We base that view on the observation that there is still a considerable amount of demand for rate-sensitive fixed-income securities, which we believe can help keep a lid on longer-term rates. That demand is coming from various sources, including older, more risk-averse investors, overfunded pension funds looking to reduce risk, and foreign investors seeking to take advantage of the comparatively higher yields on U.S. debt securities. In addition, a look back to the last cycle of rate increases suggests that a rise in short-term rates doesn’t necessarily mean long-term rates are in line for the same increase.

We continue to prefer U.S. stocks to non-U.S. equities. Overall, the eurozone has continued to struggle with its debt crisis. While the ECB’s quantitative easing program has

Portfolio composition comparison

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.
8     Dynamic Asset Allocation Conservative Fund

provided some recent strength to European stocks, it remains to be seen whether and how quickly that stimulus will result in the region’s economic recovery. Meanwhile, in Japan, it appears that the economic reforms instituted under Prime Minister Shinzo Abe are slowly taking effect, which may begin to bode well for Japanese stocks.

From here, while risks remain, we are comfortable with the fund’s allocations that have been in place for the past several months. The U.S. economy is on sound footing, in our view. Increased monetary stimulus internationally, weaker global currencies, and lower oil prices could all become tailwinds for non-U.S. stock performance. We believe that continued strength in the United States and the potential for increased fiscal stimulus in various other regions of the world have the potential to keep markets on track.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. He joined Putnam in 1989 and has been in the investment industry since 1988.

In addition, your fund’s portfolio managers are James A. Fetch; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Asset Allocation Conservative Fund     9

IN THE NEWS

Although the U.S. economy is showing positive trends, uneven growth in consumer spending remains a bit perplexing. Despite rising personal income and lower energy costs, consumer spending in the United States rose by only 0.1% in February after dropping 0.2% in January, according to the Commerce Department. Harsh winter weather during those months, with heavy snowfalls blanketing the Northeast and Midwest, may have discouraged millions of Americans from heading to stores. Amid weak spending, the pace of hiring also slowed to 126,000 new jobs in March, the lowest since December 2013. These soft readings, however, might be as temporary as the weather. The personal savings rate rose from 5.5% in January to 5.8% in February, with Americans reaching their highest levels in savings in more than two years. In short, consumers have money to spend, and a rebound in economic activity, along the lines of that seen in 2014, may be likely.

10     Dynamic Asset Allocation Conservative Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(2/7/94)		(2/18/94)		(9/1/94)		(2/7/95)		(1/21/03)	(7/2/12)	(7/2/12)	(7/14/94)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	6.20%	5.91%	5.90%	5.90%	5.40%	5.40%	5.66%	5.49%	6.04%	6.49%	6.50%	6.48%
10 years	73.42	63.45	63.71	63.71	61.37	61.37	65.20	59.42	71.66	78.99	79.38	78.84
Annual average	5.66	5.04	5.05	5.05	4.90	4.90	5.15	4.77	5.55	5.99	6.02	5.99
5 years	45.30	36.95	40.28	38.28	39.99	39.99	41.76	36.79	43.92	47.39	47.71	47.27
Annual average	7.76	6.49	7.00	6.70	6.96	6.96	7.23	6.47	7.55	8.07	8.11	8.05
3 years	27.43	20.11	24.63	21.63	24.58	24.58	25.47	21.08	26.54	28.50	28.78	28.39
Annual average	8.42	6.30	7.62	6.75	7.60	7.60	7.86	6.58	8.16	8.72	8.80	8.69
1 year	8.43	2.20	7.66	2.66	7.64	6.64	7.90	4.12	8.17	8.74	8.80	8.68
6 months	5.40	–0.66	5.15	0.23	5.09	4.11	5.20	1.52	5.35	5.64	5.67	5.62

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Dynamic Asset Allocation Conservative Fund     11

Comparative index returns For periods ended 3/31/15

	Barclays U.S. Aggregate Bond Index	Putnam Conservative Blended Benchmark	Lipper Mixed-Asset Target Allocation Conservative Funds category average*
Annual average (life of fund)	5.77%	—†	5.61%
10 years	61.74	83.35%	61.20
Annual average	4.93	6.25	4.84
5 years	24.10	43.38	34.73
Annual average	4.41	7.47	6.10
3 years	9.60	22.36	18.22
Annual average	3.10	6.96	5.71
1 year	5.72	6.89	4.10
6 months	3.43	4.18	2.44

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/15, there were 372, 355, 314, 271, 135, and 13 funds, respectively, in this Lipper category.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 3/31/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	6		6	6	6		6	6	6	6
Income	$0.096		$0.055	$0.057	$0.069		$0.084	$0.112	$0.116	$0.110
Capital gains
Long-term gains	0.462		0.462	0.462	0.462		0.462	0.462	0.462	0.462
Short-term gains	0.212		0.212	0.212	0.212		0.212	0.212	0.212	0.212
Total	$0.770		$0.729	$0.731	$0.743		$0.758	$0.786	$0.790	$0.784
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
9/30/14	$11.14	$11.82	$11.06	$11.02	$11.03	$11.43	$11.40	$11.16	$11.17	$11.17
3/31/15	10.95	11.62	10.88	10.83	10.84	11.23	11.23	10.98	10.99	10.99

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12     Dynamic Asset Allocation Conservative Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the fiscal year ended 9/30/14	1.04%	1.79%	1.79%	1.54%	1.29%	0.75%	0.68%	0.79%
Annualized expense ratio for the six-month period ended 3/31/15	1.02%	1.77%	1.77%	1.52%	1.27%	0.73%	0.66%	0.77%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from October 1, 2014, to March 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.22	$9.05	$9.05	$7.78	$6.50	$3.74	$3.38	$3.95
Ending value (after expenses)	$1,054.00	$1,051.50	$1,050.90	$1,052.00	$1,053.50	$1,056.40	$1,056.70	$1,056.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Conservative Fund     13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2015, use the following calculation method. To find the value of your investment on October 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.14	$8.90	$8.90	$7.64	$6.39	$3.68	$3.33	$3.88
Ending value (after expenses)	$1,019.85	$1,016.11	$1,016.11	$1,017.35	$1,018.60	$1,021.29	$1,021.64	$1,021.09

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14     Dynamic Asset Allocation Conservative Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Dynamic Asset Allocation Conservative Fund     15

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Conservative Blended Benchmark is a benchmark administered by Putnam Management, comprising 65% the Barclays U.S Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2015, Putnam employees had approximately $494,000,000 and the Trustees had approximately $141,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16     Dynamic Asset Allocation Conservative Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Conservative Fund     17

The fund’s portfolio 3/31/15 (Unaudited)

COMMON STOCKS (39.2%)*	Shares	Value
Basic materials (1.8%)
Aceto Corp.	1,188	$26,136
Amcor, Ltd. (Australia)	23,588	251,677
Andersons, Inc. (The)	1,111	45,962
Antofagasta PLC (United Kingdom)	14,430	155,616
ArcelorMittal SA (France)	17,734	166,838
BASF SE (Germany)	3,891	387,179
BHP Billiton PLC (Australia)	9,574	207,868
BHP Billiton, Ltd. (Australia)	11,683	272,090
Boise Cascade Co. †	1,199	44,915
Cabot Corp.	822	36,990
Cambrex Corp. †	5,648	223,830
Constellium NV Class A (Netherlands) †	4,510	91,643
Continental Building Products, Inc. †	4,564	103,101
Domtar Corp. (Canada)	1,829	84,536
EMS-Chemie Holding AG (Switzerland)	563	229,015
Glencore PLC (United Kingdom)	40,665	171,199
Hitachi Metals, Ltd. (Japan)	22,000	338,305
Innophos Holdings, Inc.	988	55,684
Innospec, Inc.	1,326	61,513
Kaiser Aluminum Corp.	1,138	87,501
KapStone Paper and Packaging Corp.	3,074	100,950
Koninklijke Boskalis Westminster NV (Netherlands)	4,987	245,558
Kraton Performance Polymers, Inc. †	1,248	25,222
L.B. Foster Co. Class A	687	32,619
Limoneira Co.	910	19,838
LSB Industries, Inc. †	2,966	122,585
LyondellBasell Industries NV Class A	31,900	2,800,820
Matrix Service Co. †	1,989	34,927
Minerals Technologies, Inc.	490	35,819
Nippon Paint Holdings Co., Ltd. (Japan)	11,900	435,898
NN, Inc.	3,321	83,291
OM Group, Inc.	1,470	44,144
PolyOne Corp.	2,262	84,486
Rio Tinto PLC (United Kingdom)	4,984	203,607
SBA Communications Corp. Class A †	11,800	1,381,780
Sherwin-Williams Co. (The)	7,900	2,247,550
Sumitomo Metal Mining Co., Ltd. (Japan)	17,000	248,853
Syngenta AG (Switzerland)	872	296,596
ThyssenKrupp AG (Germany)	16,963	445,423
Trex Co., Inc. †	1,234	67,290
U.S. Silica Holdings, Inc. S	1,326	47,219
UPM-Kymmene OYJ (Finland)	17,476	340,252
Wendel SA (France)	2,200	262,260
Zep, Inc.	2,740	46,662
		12,695,247

18     Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (39.2%)* cont.	Shares	Value
Capital goods (3.0%)
ABB, Ltd. (Switzerland)	15,412	$326,995
Airbus Group NV (France)	2,048	133,080
Allison Transmission Holdings, Inc.	12,400	396,056
Altra Industrial Motion Corp.	2,670	73,799
American Axle & Manufacturing Holdings, Inc. †	1,318	34,044
Astronics Corp. †	372	27,416
Atlas Copco AB Class A (Sweden)	16,335	528,989
AZZ, Inc.	805	37,505
BAE Systems PLC (United Kingdom)	48,002	372,163
Ball Corp.	12,500	883,000
Canon, Inc. (Japan)	9,400	332,420
Caterpillar, Inc.	13,400	1,072,402
Chase Corp.	1,335	58,380
Cooper-Standard Holding, Inc. †	1,155	68,376
Crown Holdings, Inc. †	31,000	1,674,620
Douglas Dynamics, Inc.	2,183	49,860
Generac Holdings, Inc. † S	1,111	54,095
Greenbrier Cos., Inc. (The) S	1,924	111,592
Hyster-Yale Materials Holdings, Inc.	479	35,106
IDEX Corp.	7,600	576,308
Illinois Tool Works, Inc.	28,200	2,739,348
Ingersoll-Rand PLC	10,500	714,840
Joy Global, Inc.	9,400	368,292
Kadant, Inc.	1,501	78,968
Leggett & Platt, Inc.	12,100	557,689
Meritor, Inc. †	5,462	68,876
Middleby Corp. (The) †	638	65,491
Miller Industries, Inc.	1,685	41,283
Mitsubishi Electric Corp. (Japan)	39,000	464,173
MSA Safety, Inc.	649	32,372
Northrop Grumman Corp.	14,800	2,382,208
Orbital ATK, Inc.	289	22,146
OSRAM Licht AG (Germany)	4,235	210,155
Raytheon Co.	28,531	3,117,012
Roper Industries, Inc.	10,800	1,857,600
Safran SA (France)	7,574	529,316
Standard Motor Products, Inc.	2,441	103,157
Standex International Corp.	769	63,158
Stoneridge, Inc. †	3,809	43,004
Tenneco, Inc. †	702	40,309
THK Co., Ltd. (Japan)	10,900	277,635
Tower International, Inc. †	2,944	78,310
Trinity Industries, Inc.	2,620	93,036
Triumph Group, Inc.	1,167	69,693
Wabash National Corp. †	7,002	98,728
		20,963,005

Dynamic Asset Allocation Conservative Fund     19

COMMON STOCKS (39.2%)* cont.	Shares	Value
Communication services (0.8%)
ARRIS Group, Inc. †	527	$15,228
BT Group PLC (United Kingdom)	69,265	448,757
CalAmp Corp. †	2,838	45,947
CenturyLink, Inc.	51,900	1,793,145
Deutsche Telekom AG (Germany)	21,821	399,562
EchoStar Corp. Class A †	2,260	116,887
Frontier Communications Corp.	8,596	60,602
IDT Corp. Class B	1,628	28,897
Inteliquent, Inc.	2,362	37,178
Iridium Communications, Inc. † S	3,935	38,209
magicJack VocalTec, Ltd. (Israel) † S	6,160	42,134
NeuStar, Inc. Class A † S	1,664	40,968
NTT DoCoMo, Inc. (Japan)	17,900	311,012
Orange SA (France)	19,244	309,613
Qorvo, Inc. †	2,574	205,148
ShoreTel, Inc. †	4,490	30,622
Spok Holdings, Inc.	1,901	36,442
Tele2 AB Class B (Sweden)	9,470	113,236
Telefonica SA (Rights) (Spain) †	17,666	2,849
Telefonica SA (Spain)	17,666	251,381
Telenor ASA (Norway)	10,907	220,436
Telstra Corp., Ltd. (Australia)	73,742	353,894
Ubiquiti Networks, Inc.	498	14,716
Verizon Communications, Inc.	8,032	390,596
Vodafone Group PLC (United Kingdom)	49,502	161,775
		5,469,234
Conglomerates (0.2%)
AMETEK, Inc.	15,750	827,505
Exor SpA (Italy)	4,282	194,331
Marubeni Corp. (Japan)	13,000	75,215
Siemens AG (Germany)	4,954	536,343
		1,633,394
Consumer cyclicals (5.6%)
Adidas AG (Germany)	2,044	162,053
ADT Corp. (The)	12,750	529,380
ANN, Inc. †	1,976	81,075
Babcock International Group PLC (United Kingdom)	13,706	199,943
Bayerische Motoren Werke (BMW) AG (Germany)	2,767	346,292
Big Lots, Inc.	1,821	87,463
Brown Shoe Co., Inc.	2,460	80,688
Brunswick Corp.	778	40,028
Bunzl PLC (United Kingdom)	10,740	291,403
Bureau Veritas SA (France)	7,870	169,146
CaesarStone Sdot-Yam, Ltd. (Israel)	599	36,365
Carmike Cinemas, Inc. †	3,430	115,248
Children’s Place, Inc. (The)	1,236	79,339
Compagnie Financiere Richemont SA (Switzerland)	2,332	187,738
Compass Group PLC (United Kingdom)	17,517	304,232
Continental AG (Germany)	2,741	649,234

20     Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (39.2%)* cont.	Shares	Value
Consumer cyclicals cont.
Cooper Tire & Rubber Co.	4,178	$178,986
Corporate Executive Board Co. (The)	461	36,815
Ctrip.com International, Ltd. ADR (China) †	423	24,796
Dana Holding Corp.	2,883	61,004
Deckers Outdoor Corp. †	3,380	246,301
Deluxe Corp.	2,261	156,642
Denso Corp. (Japan)	4,100	187,186
Dillards, Inc. Class A	836	114,122
Discovery Communications, Inc. Class A †	20,800	639,808
Ennis, Inc.	2,065	29,158
Entravision Communications Corp. Class A	13,042	82,556
Eros International PLC †	1,491	26,048
Expedia, Inc. S	7,000	658,910
Experian PLC (United Kingdom)	12,696	210,257
Five Below, Inc. † S	932	33,151
Fuji Heavy Industries, Ltd. (Japan)	14,800	492,074
G&K Services, Inc. Class A	938	68,033
Gap, Inc. (The)	15,700	680,281
Geberit International AG (Switzerland)	865	324,717
General Motors Co.	14,700	551,250
Global Cash Access Holdings, Inc. †	4,803	36,599
Green Dot Corp. Class A †	1,432	22,797
Hanesbrands, Inc.	35,600	1,192,956
Harley-Davidson, Inc.	17,100	1,038,654
Harman International Industries, Inc.	1,000	133,630
Hilton Worldwide Holdings, Inc. †	56,400	1,670,568
Home Depot, Inc. (The)	41,008	4,658,919
Horizon Pharma PLC † S	1,992	51,732
Iconix Brand Group, Inc. †	2,431	81,852
ITV PLC (United Kingdom)	126,279	473,528
KAR Auction Services, Inc.	3,030	114,928
Kimberly-Clark Corp.	27,800	2,977,658
Landauer, Inc.	1,850	65,009
Lear Corp.	7,400	820,068
Lions Gate Entertainment Corp.	3,777	128,116
Live Nation Entertainment, Inc. †	2,630	66,355
Lowe’s Cos., Inc.	33,879	2,520,259
Macy’s, Inc.	18,600	1,207,326
Marcus Corp.	3,236	68,894
Marriott International, Inc. Class A	12,900	1,036,128
Marriott Vacations Worldwide Corp.	882	71,486
Men’s Wearhouse, Inc. (The)	1,693	88,375
MGM China Holdings, Ltd. (Hong Kong)	86,000	161,387
Monster Worldwide, Inc. †	15,145	96,019
National CineMedia, Inc.	6,800	102,680
Next PLC (United Kingdom)	5,738	597,847
Nu Skin Enterprises, Inc. Class A	1,504	90,556
NVR, Inc. †	400	531,464

Dynamic Asset Allocation Conservative Fund     21

COMMON STOCKS (39.2%)* cont.	Shares	Value
Consumer cyclicals cont.
Omnicom Group, Inc.	15,200	$1,185,296
Oxford Industries, Inc.	1,121	84,579
Panasonic Corp. (Japan)	28,000	367,626
PGT, Inc. †	7,476	83,544
Pitney Bowes, Inc.	2,134	49,765
RE/MAX Holdings, Inc. Class A	2,295	76,217
Remy International, Inc.	1,398	31,050
Renault SA (France)	2,898	264,110
Scripps Networks Interactive Class A	7,200	493,632
SeaWorld Entertainment, Inc.	3,785	72,975
Securitas AB Class B (Sweden)	23,322	334,690
Select Comfort Corp. †	1,524	52,532
Sequential Brands Group, Inc. †	1,838	19,667
Shimano, Inc. (Japan)	3,700	550,808
SJM Holdings, Ltd. (Hong Kong)	82,000	106,864
Skechers U.S.A., Inc. Class A †	314	22,580
Starz Class A †	8,300	285,603
Steven Madden, Ltd. †	855	32,490
Suzuki Motor Corp. (Japan)	16,100	484,335
Swatch Group AG (The) (Switzerland)	417	176,696
Time Warner, Inc.	26,100	2,203,884
TiVo, Inc. †	2,585	27,427
Toyota Motor Corp. (Japan)	12,000	837,499
Vail Resorts, Inc.	357	36,921
Valeo SA (France)	1,861	278,204
VF Corp.	4,200	316,302
Viacom, Inc. Class B	21,500	1,468,450
Vista Outdoor, Inc. †	577	24,707
Visteon Corp. †	526	50,706
Wyndham Worldwide Corp.	11,600	1,049,452
		39,336,123
Consumer staples (3.5%)
Anheuser-Busch InBev NV (Belgium)	3,716	454,562
Avon Products, Inc.	1,332	10,643
Beacon Roofing Supply, Inc. †	2,053	64,259
Bloomin’ Brands, Inc.	1,924	46,811
Bright Horizons Family Solutions, Inc. †	674	34,556
British American Tobacco PLC (United Kingdom)	6,462	333,860
Bunge, Ltd.	13,400	1,103,624
Cal-Maine Foods, Inc. S	1,675	65,426
Calbee, Inc. (Japan)	10,600	460,794
Carrefour SA (France)	9,107	303,619
Colgate-Palmolive Co.	8,200	568,588
Core-Mark Holding Co., Inc.	1,061	68,244
Coty, Inc. Class A †	4,372	106,108
CVS Health Corp.	46,500	4,799,265
Diageo PLC (United Kingdom)	8,526	235,089
Distribuidora Internacional de Alimentacion SA (Spain)	23,641	184,812

22     Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (39.2%)* cont.	Shares	Value
Consumer staples cont.
Dr. Pepper Snapple Group, Inc.	26,000	$2,040,480
Energizer Holdings, Inc.	3,100	427,955
Farmer Bros Co. †	913	22,597
Geo Group, Inc. (The) R	574	25,107
Grand Canyon Education, Inc. †	1,954	84,608
GrubHub, Inc. †	895	40,624
Heineken Holding NV (Netherlands)	4,506	310,513
Imperial Tobacco Group PLC (United Kingdom)	7,831	343,770
ITT Educational Services, Inc. †	1,070	7,265
Jack in the Box, Inc.	528	50,646
John B Sanfilippo & Son, Inc.	511	22,024
Kao Corp. (Japan)	9,400	469,318
Kforce, Inc.	2,996	66,841
Koninklijke Ahold NV (Netherlands)	21,758	429,234
Korn/Ferry International †	1,629	53,545
Krispy Kreme Doughnuts, Inc. †	1,561	31,204
L’Oreal SA (France)	1,699	312,828
Liberty Ventures Ser. A †	6,800	285,668
ManpowerGroup, Inc.	12,700	1,094,105
Mondelez International, Inc. Class A	94,200	3,399,678
Monster Beverage Corp. †	13,000	1,799,135
Nestle SA (Switzerland)	15,122	1,141,702
Nutraceutical International Corp. †	1,131	22,281
On Assignment, Inc. †	2,632	100,990
Papa John’s International, Inc.	1,118	69,104
Philip Morris International, Inc.	14,600	1,099,818
Pinnacle Foods, Inc.	1,707	69,663
Popeyes Louisiana Kitchen, Inc. †	1,203	71,963
Reckitt Benckiser Group PLC (United Kingdom)	3,005	257,541
SABMiller PLC (United Kingdom)	4,168	218,106
Sanderson Farms, Inc. S	666	53,047
Shutterfly, Inc. †	355	16,060
Sonic Corp.	2,412	76,460
SpartanNash Co.	2,417	76,281
TrueBlue, Inc. †	4,235	103,122
Unilever NV ADR (Netherlands)	6,841	286,185
Unilever PLC (United Kingdom)	5,137	214,256
USANA Health Sciences, Inc. †	344	38,225
Woolworths, Ltd. (Australia)	4,807	107,662
		24,179,871
Energy (2.9%)
Amec Foster Wheeler PLC (United Kingdom)	17,604	235,968
Baker Hughes, Inc.	16,300	1,036,354
BG Group PLC (United Kingdom)	12,626	155,106
BP PLC (United Kingdom)	95,022	613,937
Callon Petroleum Co. †	11,267	84,164
Delek US Holdings, Inc.	1,810	71,948
EP Energy Corp. Class A † S	4,054	42,486

Dynamic Asset Allocation Conservative Fund     23

COMMON STOCKS (39.2%)* cont.	Shares	Value
Energy cont.
Exxon Mobil Corp.	21,178	$1,800,130
Green Plains, Inc.	2,399	68,416
Gulfport Energy Corp. †	578	26,536
Halliburton Co.	25,300	1,110,164
Lone Pine Resources Canada, Ltd. (Canada) † F	7,359	294
Lone Pine Resources, Inc. Class A (Canada) † F	7,359	294
Marathon Petroleum Corp.	23,000	2,354,970
Northern Oil and Gas, Inc. †	13,258	102,219
Oil States International, Inc. †	4,300	171,011
Phillips 66	36,500	2,868,900
REX American Resources Corp. †	1,110	67,499
Rosetta Resources, Inc. †	568	9,667
Royal Dutch Shell PLC Class A (United Kingdom)	15,421	458,294
Royal Dutch Shell PLC Class B (United Kingdom)	14,051	436,509
Schlumberger, Ltd.	37,600	3,137,344
SM Energy Co.	1,034	53,437
Statoil ASA (Norway)	18,610	328,813
Stone Energy Corp. †	1,538	22,578
Superior Energy Services, Inc.	42,200	942,748
Total SA (France)	10,110	502,986
Triangle Petroleum Corp. † S	7,563	38,042
Unit Corp. †	735	20,565
Vaalco Energy, Inc. †	4,746	11,628
Valero Energy Corp.	48,500	3,085,570
W&T Offshore, Inc.	1,581	8,079
Whiting Petroleum Corp. †	1,581	48,853
Woodside Petroleum, Ltd. (Australia)	7,077	185,139
		20,100,648
Financials (7.3%)
Access National Corp.	1,367	25,618
AG Mortgage Investment Trust, Inc. R	800	15,072
Ageas (Belgium)	8,816	316,527
Agree Realty Corp. R	1,441	47,510
AIA Group, Ltd. (Hong Kong)	78,600	492,626
Allianz SE (Germany)	2,977	517,289
Allied World Assurance Co. Holdings AG	2,511	101,444
American Capital Agency Corp. R	32,300	688,959
American Equity Investment Life Holding Co.	3,201	93,245
American International Group, Inc.	2,100	115,059
Amtrust Financial Services, Inc.	1,765	100,579
Aon PLC	24,000	2,306,880
Apollo Commercial Real Estate Finance, Inc. R	2,054	35,288
Apollo Residential Mortgage, Inc. R	310	4,941
Arlington Asset Investment Corp. Class A	881	21,197
ARMOUR Residential REIT, Inc. R	4,223	13,387
Ashford Hospitality Trust, Inc. R	4,858	46,734
Ashford, Inc. †	57	6,769
Aspen Insurance Holdings, Ltd.	3,400	160,582

24     Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (39.2%)* cont.	Shares	Value
Financials cont.
Assicurazioni Generali SpA (Italy)	19,373	$381,246
Australia & New Zealand Banking Group, Ltd. (Australia)	9,514	265,158
AXA SA (France)	11,131	280,687
Axis Capital Holdings, Ltd.	9,600	495,168
Banco Bilbao Vizcaya Argentaria SA (Rights) (Spain) †	23,074	3,325
Banco Bilbao Vizcaya Argentaria SA (Spain)	23,074	232,860
Banco Latinoamericano de Exportaciones SA Class E (Panama)	2,977	97,616
Banco Santander SA (Spain)	42,960	323,103
Bank of New York Mellon Corp. (The)	39,600	1,593,504
Bank of Yokohama, Ltd. (The) (Japan)	48,000	280,670
Bankia SA (Spain) †	146,541	204,014
Barclays PLC (United Kingdom)	34,567	124,033
BNP Paribas SA (France)	4,501	273,741
BofI Holding, Inc. †	947	88,109
Cardinal Financial Corp.	2,549	50,929
CBL & Associates Properties, Inc. R	1,816	35,957
CBRE Group, Inc. Class A †	37,700	1,459,367
Citizens & Northern Corp.	1,620	32,692
CNO Financial Group, Inc.	3,344	57,584
CNP Assurances (France)	24,111	421,765
Commonwealth Bank of Australia (Australia)	12,227	867,615
Credit Acceptance Corp. †	319	62,205
Credit Agricole SA (France)	30,253	444,783
Credit Suisse Group AG (Switzerland)	6,059	163,119
Customers Bancorp, Inc.	3,659	89,133
CYS Investments, Inc. R	2,554	22,756
DBS Group Holdings, Ltd. (Singapore)	20,800	307,790
Deutsche Bank AG (Germany)	7,261	252,625
Dexus Property Group (Australia) R	44,134	254,046
East West Bancorp, Inc.	943	38,154
Education Realty Trust, Inc. R	2,616	92,554
Employers Holdings, Inc.	3,775	101,887
Encore Capital Group, Inc. †	1,914	79,603
EPR Properties R	757	45,443
Equity Commonwealth † R	1,837	48,772
Equity Lifestyle Properties, Inc. R	2,900	159,355
Essent Group, Ltd. (Bermuda) †	1,222	29,218
Everest Re Group, Ltd.	4,300	748,200
Farmers Capital Bank Corp. †	1,210	28,133
FCB Financial Holdings, Inc. Class A †	2,701	73,926
Federal Agricultural Mortgage Corp. Class C	1,210	34,110
Federated National Holding Co.	4,227	129,346
Financial Institutions, Inc.	1,673	38,362
First Community Bancshares, Inc.	1,654	28,995
First Industrial Realty Trust R	1,637	35,081
First NBC Bank Holding Co. †	1,938	63,915
FirstMerit Corp.	2,054	39,149
Flushing Financial Corp.	1,736	34,842

Dynamic Asset Allocation Conservative Fund     25

COMMON STOCKS (39.2%)* cont.	Shares	Value
Financials cont.
Gain Capital Holdings, Inc.	4,743	$46,339
Genworth Financial, Inc. Class A †	6,324	46,228
Goldman Sachs Group, Inc. (The)	20,300	3,815,791
GPT Group (Australia) R	81,956	284,693
Hammerson PLC (United Kingdom) R	19,024	187,536
Hang Seng Bank, Ltd. (Hong Kong)	18,800	340,352
Hanmi Financial Corp.	3,362	71,106
HCI Group, Inc.	1,822	83,575
Heartland Financial USA, Inc.	1,123	36,643
Heritage Financial Group, Inc.	1,680	45,746
Heritage Insurance Holdings, Inc. †	4,287	94,357
Hersha Hospitality Trust R	11,407	73,803
HSBC Holdings PLC (United Kingdom)	73,867	628,621
Insurance Australia Group, Ltd. (Australia)	73,823	342,169
Invesco Mortgage Capital, Inc. R	1,305	20,267
Investors Real Estate Trust R S	3,644	27,330
Jones Lang LaSalle, Inc.	4,100	698,640
Joyo Bank, Ltd. (The) (Japan)	47,000	241,913
JPMorgan Chase & Co.	79,490	4,815,504
KCG Holdings, Inc. Class A †	6,710	82,265
KeyCorp	80,300	1,137,048
Legal & General Group PLC (United Kingdom)	84,220	347,641
Lexington Realty Trust R	7,232	71,091
Lloyds Banking Group PLC (United Kingdom) †	543,727	631,092
LTC Properties, Inc. R	1,799	82,754
Maiden Holdings, Ltd. (Bermuda)	2,796	41,465
MainSource Financial Group, Inc.	2,505	49,198
Meta Financial Group, Inc.	955	37,942
MFA Financial, Inc. R	4,147	32,595
Mitsubishi UFJ Financial Group, Inc. (Japan)	59,300	367,159
Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	59,600	295,235
Morgan Stanley	45,500	1,623,895
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	1,015	219,040
National Australia Bank, Ltd. (Australia)	10,102	295,761
National Health Investors, Inc. R	1,066	75,697
Nelnet, Inc. Class A	1,939	91,753
New Residential Investment Corp. R	7,738	116,302
OFG Bancorp (Puerto Rico)	1,555	25,378
One Liberty Properties, Inc. R	1,705	41,636
Opus Bank	1,541	47,586
Outfront Media, Inc. R	12,425	371,756
Pacific Premier Bancorp, Inc. †	1,641	26,568
PacWest Bancorp	1,509	70,757
PartnerRe, Ltd.	7,100	811,743
Peoples Bancorp, Inc.	1,561	36,902
Performant Financial Corp. †	2,209	7,511
PHH Corp. †	1,390	33,596

26     Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (39.2%)* cont.	Shares	Value
Financials cont.
PNC Financial Services Group, Inc.	35,500	$3,310,020
Popular, Inc. (Puerto Rico) †	1,322	45,464
Post Properties, Inc. R	1,312	74,692
PRA Group, Inc. †	1,013	55,026
Prudential PLC (United Kingdom)	10,670	264,191
Public Storage R	9,300	1,833,402
Ramco-Gershenson Properties Trust R	2,052	38,167
Regional Management Corp. †	1,933	28,531
Reinsurance Group of America, Inc. Class A	6,200	577,778
Republic Bancorp, Inc. Class A	1,052	26,016
Resona Holdings, Inc. (Japan)	90,000	447,421
Scentre Group (Australia) R	21,219	60,288
Select Income REIT R	1,336	33,387
Skandinaviska Enskilda Banken AB (Sweden)	25,363	296,694
Sovran Self Storage, Inc. R	237	22,264
Starwood Property Trust, Inc. R	976	23,717
State Street Corp.	39,000	2,867,670
Sumitomo Mitsui Financial Group, Inc. (Japan)	5,900	226,084
Summit Hotel Properties, Inc. R	4,574	64,356
Swedbank AB Class A (Sweden) †	12,226	292,215
Symetra Financial Corp.	2,799	65,665
Talmer Bancorp, Inc. Class A	2,888	44,230
Taubman Centers, Inc. R	1,900	146,547
Tokyo Tatemono Co., Ltd. (Japan)	47,000	344,446
Two Harbors Investment Corp. R	70,900	752,958
UBS Group AG (Switzerland)	17,334	325,318
UniCredit SpA (Italy)	30,494	206,835
United Community Banks, Inc.	1,717	32,417
United Insurance Holdings Corp.	4,723	106,268
Universal Health Realty Income Trust R	423	23,794
Visa, Inc. Class A	7,200	470,952
Vornado Realty Trust R	2,700	302,400
Wells Fargo & Co.	21,783	1,184,995
Westfield Group (Australia)	19,152	138,939
Westpac Banking Corp. (Australia)	11,277	337,383
Wheelock and Co., Ltd. (Hong Kong)	74,000	377,743
XL Group PLC	24,700	908,960
		51,453,563
Health care (5.5%)
ACADIA Pharmaceuticals, Inc. † S	1,386	45,170
Accuray, Inc. † S	3,797	35,312
Actelion, Ltd. (Switzerland)	4,253	492,441
Akorn, Inc. †	521	24,753
Alere, Inc. †	3,236	158,240
Alkermes PLC †	574	34,997
AMAG Pharmaceuticals, Inc. †	4,305	235,311
Amedisys, Inc. †	1,520	40,706
AmSurg Corp. †	1,180	72,594
Dynamic Asset Allocation Conservative Fund     27

COMMON STOCKS (39.2%)* cont.	Shares	Value
Health care cont.
Anthem, Inc.	16,700	$2,578,647
Applied Genetic Technologies Corp. †	1,282	25,627
ARIAD Pharmaceuticals, Inc. † S	16,207	133,546
Astellas Pharma, Inc. (Japan)	23,000	376,892
AstraZeneca PLC (United Kingdom)	8,433	578,167
AtriCure, Inc. †	1,614	33,071
Bayer AG (Germany)	5,104	766,903
BioDelivery Sciences International, Inc. †	3,187	33,464
Biospecifics Technologies Corp. †	726	28,423
C.R. Bard, Inc.	6,900	1,154,715
Cardinal Health, Inc.	18,900	1,706,103
Cardiome Pharma Corp. (Canada) †	8,061	74,645
Celgene Corp. †	23,400	2,697,552
Centene Corp. †	762	53,866
Charles River Laboratories International, Inc. †	5,000	396,450
Chemed Corp.	1,320	157,608
Coloplast A/S Class B (Denmark)	6,527	493,923
Computer Programs & Systems, Inc.	310	16,821
Conatus Pharmaceuticals, Inc. †	549	3,909
Conmed Corp.	1,340	67,657
DexCom, Inc. †	759	47,316
Dyax Corp. †	2,802	46,948
Dynavax Technologies Corp. † S	4,037	90,550
Edwards Lifesciences Corp. †	9,500	1,353,370
Emergent BioSolutions, Inc. †	2,186	62,869
Enanta Pharmaceuticals, Inc. †	538	16,474
Gilead Sciences, Inc. †	10,200	1,000,926
GlaxoSmithKline PLC (United Kingdom)	23,107	529,149
Globus Medical, Inc. Class A †	1,660	41,898
Greatbatch, Inc. †	2,041	118,072
Health Net, Inc. †	5,744	347,455
HealthEquity, Inc. †	2,039	50,955
HealthSouth Corp.	1,906	84,550
Hill-Rom Holdings, Inc.	1,754	85,946
Hisamitsu Pharmaceutical Co., Inc. (Japan)	3,600	147,862
Hyperion Therapeutics, Inc. †	1,577	72,384
ICU Medical, Inc. †	1,490	138,779
Impax Laboratories, Inc. †	2,217	103,911
Indivior PLC (United Kingdom) †	2,789	7,847
Inovio Pharmaceuticals, Inc. †	1,009	8,233
Insulet Corp. †	1,178	39,286
Insys Therapeutics, Inc. †	1,550	90,102
Intuitive Surgical, Inc. †	1,400	707,042
Isis Pharmaceuticals, Inc. † S	1,158	73,730
Jazz Pharmaceuticals PLC †	1,994	344,543
Johnson & Johnson	33,809	3,401,185
Kindred Healthcare, Inc.	2,150	51,149
Ligand Pharmaceuticals, Inc. †	320	24,675

28     Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (39.2%)* cont.	Shares	Value
Health care cont.
McKesson Corp.	12,300	$2,782,260
Medicines Co. (The) †	1,295	36,286
Merck & Co., Inc.	71,688	4,120,626
Merck KGaA (Germany)	2,249	252,405
Merrimack Pharmaceuticals, Inc. † S	4,003	47,556
Mettler-Toledo International, Inc. †	1,200	394,380
MiMedx Group, Inc. † S	3,634	37,794
Nektar Therapeutics †	2,682	29,502
Novartis AG (Switzerland)	6,675	660,085
Novo Nordisk A/S Class B (Denmark)	9,105	487,177
Omega Healthcare Investors, Inc. R	898	36,432
OncoMed Pharmaceuticals, Inc. † S	808	20,830
OraSure Technologies, Inc. †	6,232	40,757
Otsuka Holdings Company, Ltd. (Japan)	8,900	278,738
Pacira Pharmaceuticals, Inc. †	402	35,718
Pfizer, Inc.	148,769	5,175,674
POZEN, Inc. †	5,451	42,082
Prestige Brands Holdings, Inc. †	1,661	71,240
Prothena Corp. PLC (Ireland) †	3,014	114,954
Providence Service Corp. (The) †	1,273	67,622
PTC Therapeutics, Inc. †	497	30,242
Puma Biotechnology, Inc. †	165	38,958
RadNet, Inc. †	5,312	44,621
Receptos, Inc. †	522	86,073
Repligen Corp. †	1,818	55,194
Retrophin, Inc. †	1,016	24,343
Roche Holding AG-Genusschein (Switzerland)	2,771	764,083
Sanofi (France)	4,837	475,966
Select Medical Holdings Corp.	5,616	83,285
Shire PLC (United Kingdom)	2,878	228,860
Sientra, Inc. †	791	15,179
Spectranetics Corp. (The) † S	1,756	61,039
STAAR Surgical Co. †	3,625	26,934
Steris Corp.	493	34,643
Sucampo Pharmaceuticals, Inc. Class A † S	2,647	41,187
Surgical Care Affiliates, Inc. †	1,825	62,652
Suzuken Co., Ltd. (Japan)	3,520	107,502
TESARO, Inc. †	746	42,820
Threshold Pharmaceuticals, Inc. †	4,348	17,653
Trevena, Inc. †	2,167	14,129
Trinity Biotech PLC ADR (Ireland)	1,091	21,002
Triple-S Management Corp. Class B (Puerto Rico) †	876	17,415
West Pharmaceutical Services, Inc.	1,786	107,535
XenoPort, Inc. †	7,085	50,445
		38,788,597
Technology (6.5%)
Activision Blizzard, Inc.	53,300	1,211,243
Advanced Energy Industries, Inc. †	3,409	87,475

Dynamic Asset Allocation Conservative Fund     29

COMMON STOCKS (39.2%)* cont.	Shares	Value
Technology cont.
Amdocs, Ltd.	16,700	$908,480
AOL, Inc. †	2,157	85,439
Apple, Inc.	64,119	7,978,327
ASML Holding NV (Netherlands)	3,885	395,858
Aspen Technology, Inc. †	1,055	40,607
Avago Technologies, Ltd.	11,300	1,434,874
AVG Technologies NV (Netherlands) †	1,492	32,302
Broadcom Corp. Class A	51,900	2,247,011
Brother Industries, Ltd. (Japan)	18,400	292,988
CACI International, Inc. Class A †	1,122	100,890
Cavium, Inc. †	321	22,733
Ceva, Inc. †	2,276	48,524
Cirrus Logic, Inc. †	1,204	40,045
Computer Sciences Corp.	24,400	1,592,832
Constant Contact, Inc. †	1,006	38,439
Cornerstone OnDemand, Inc. †	1,016	29,352
Cray, Inc. †	1,237	34,735
Cypress Semiconductor Corp. †	9,141	128,980
DSP Group, Inc. †	5,782	69,268
Dun & Bradstreet Corp. (The)	6,400	821,504
eBay, Inc. †	62,600	3,610,768
Electronic Arts, Inc. †	3,000	176,445
EMC Corp.	38,900	994,284
EnerSys	1,808	116,146
Engility Holdings, Inc.	2,468	74,139
Fairchild Semiconductor International, Inc. †	1,733	31,506
FANUC Corp. (Japan)	2,900	633,727
FUJIFILM Holdings Corp. (Japan)	8,700	309,869
Fujitsu, Ltd. (Japan)	39,000	266,191
GenMark Diagnostics, Inc. †	3,874	50,285
Glu Mobile, Inc. †	16,186	81,092
Google, Inc. Class A †	7,271	4,033,224
Hoya Corp. (Japan)	14,500	581,653
IntraLinks Holdings, Inc. †	3,134	32,406
L-3 Communications Holdings, Inc.	14,800	1,861,692
Leidos Holdings, Inc.	12,900	541,284
Lexmark International, Inc. Class A	852	36,074
LivePerson, Inc. †	1,438	14,718
Manhattan Associates, Inc. †	1,100	55,671
Marvell Technology Group, Ltd.	61,400	902,580
MAXIMUS, Inc.	646	43,127
Mellanox Technologies, Ltd. (Israel) †	682	30,922
Mentor Graphics Corp.	6,979	167,705
Microsemi Corp. †	1,108	39,223
Microsoft Corp.	10,539	428,463
MobileIron, Inc. †	3,221	29,826
Monolithic Power Systems, Inc.	629	33,117
MTS Systems Corp.	427	32,303

30     Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (39.2%)* cont.	Shares	Value
Technology cont.
NetApp, Inc.	42,700	$1,514,142
Netscout Systems, Inc. †	814	35,694
NIC, Inc.	1,487	26,275
Nimble Storage, Inc. † S	1,141	25,456
NTT Data Corp. (Japan)	3,800	165,576
Oracle Corp.	94,486	4,077,071
Perficient, Inc. †	2,146	44,401
Plantronics, Inc.	378	20,015
Plexus Corp. †	2,035	82,967
Power Integrations, Inc.	751	39,112
Proofpoint, Inc. †	746	44,178
PROS Holdings, Inc. †	1,151	28,441
QAD, Inc. Class A	2,059	49,828
QLogic Corp. †	9,767	143,966
Quantum Corp. †	20,382	32,611
Rovi Corp. †	2,130	38,787
Sanmina Corp. †	1,892	45,767
SAP AG (Germany)	1,984	144,069
Semtech Corp. †	1,103	29,389
SoftBank Corp. (Japan)	6,600	383,655
SolarWinds, Inc. †	1,984	101,660
Sparton Corp. †	673	16,489
SS&C Technologies Holdings, Inc.	976	60,805
Symantec Corp.	56,900	1,329,469
Synaptics, Inc. † S	1,825	148,382
Synchronoss Technologies, Inc. †	980	46,511
SYNNEX Corp. S	849	65,585
Tyler Technologies, Inc. †	482	58,095
Ultimate Software Group, Inc. †	292	49,627
Ultra Clean Holdings, Inc. †	6,518	46,604
United Internet AG (Germany)	6,094	277,851
Veeva Systems, Inc. Class A †	1,330	33,955
VeriFone Systems, Inc. †	1,607	56,068
Verint Systems, Inc. †	961	59,515
Western Digital Corp.	21,800	1,984,018
Xcerra Corp. †	9,880	87,833
Xerox Corp.	106,600	1,369,810
		45,614,023
Transportation (0.9%)
Aegean Marine Petroleum Network, Inc. (Greece) S	6,424	92,313
ANA Holdings, Inc. (Japan)	171,000	458,436
ArcBest Corp.	2,063	78,167
ComfortDelgro Corp., Ltd. (Singapore)	142,500	299,975
Delta Air Lines, Inc.	3,200	143,872
Deutsche Post AG (Germany)	8,275	258,863
Hawaiian Holdings, Inc. †	4,674	102,945
JetBlue Airways Corp. †	8,411	161,912
Matson, Inc.	701	29,554

Dynamic Asset Allocation Conservative Fund     31

COMMON STOCKS (39.2%)* cont.	Shares	Value
Transportation cont.
Quality Distribution, Inc. †	8,922	$92,164
Saia, Inc. †	1,824	80,803
Scorpio Tankers, Inc.	5,002	47,119
Southwest Airlines Co.	63,000	2,790,900
Spirit Airlines, Inc. †	1,196	92,523
Swift Transportation Co. †	6,169	160,517
Union Pacific Corp.	15,400	1,667,974
Universal Truckload Services, Inc.	260	6,547
		6,564,584
Utilities and power (1.2%)
Alliant Energy Corp.	2,200	138,600
Centrica PLC (United Kingdom)	58,202	218,309
Edison International	29,700	1,855,359
Enel SpA (Italy)	68,027	306,415
ENI SpA (Italy)	15,315	265,071
Entergy Corp.	35,700	2,766,393
OGE Energy Corp.	17,900	565,819
Red Electrica Corporacion SA (Spain)	6,519	528,930
Tokyo Gas Co., Ltd. (Japan)	64,000	403,068
UGI Corp.	23,550	767,495
United Utilities Group PLC (United Kingdom)	23,445	324,417
		8,139,876
Total common stocks (cost $216,581,416)		$274,938,165

CORPORATE BONDS AND NOTES (24.5%)*	Principal amount	Value
Basic materials (1.6%)
Agrium, Inc. sr. unsec. notes 3 3/8s, 2025 (Canada)	$290,000	$290,756
Agrium, Inc. sr. unsec. unsub. 5 1/4s, 2045 (Canada)	120,000	135,214
Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s, 2017 (Canada)	18,000	18,739
Alcoa, Inc. sr. unsec. unsub. notes 5.4s, 2021	10,000	10,887
Alcoa, Inc. sr. unsec. unsub. notes 5 1/8s, 2024	10,000	10,703
Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021	60,000	63,000
ArcelorMittal SA sr. unsec. bonds 10.6s, 2019 (France)	524,000	640,918
ArcelorMittal SA sr. unsec. unsub. notes 7 3/4s, 2039 (France)	15,000	15,750
Archer-Daniels-Midland Co. sr. unsec. notes 5.45s, 2018	517,000	579,300
Boise Cascade Co. company guaranty sr. unsec. notes 6 3/8s, 2020	63,000	66,150
Celanese US Holdings, LLC company guaranty sr. unsec. unsub. notes 4 5/8s, 2022 (Germany)	30,000	30,225
Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	82,000	88,560
CF Industries, Inc. company guaranty sr. unsec. notes 5 3/8s, 2044	52,000	58,140
CF Industries, Inc. company guaranty sr. unsec. notes 5.15s, 2034	35,000	38,254
CF Industries, Inc. company guaranty sr. unsec. unsub. notes 7 1/8s, 2020	76,000	91,576
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024	20,000	20,075

32     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.5%)* cont.	Principal amount	Value
Basic materials cont.
CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub. notes 8s, 2021	$65,000	$65,975
Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	140,000	141,230
Dow Chemical Co. (The) sr. unsec. unsub. notes 3 1/2s, 2024	765,000	776,856
E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021	315,000	336,907
Eastman Chemical Co. sr. unsec. unsub. notes 3.8s, 2025	230,000	238,814
Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s, 2020 (Canada)	17,000	16,788
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7s, 2021 (Canada)	14,000	12,915
Glencore Finance Canada, Ltd. 144A company guaranty sr. unsec. unsub. bonds 5.8s, 2016 (Canada)	116,000	123,451
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub. notes 4 5/8s, 2024	79,000	81,969
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub. notes 4 1/8s, 2023	550,000	560,116
HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	77,000	82,390
HD Supply, Inc. company guaranty sr. unsec. unsub. notes 11 1/2s, 2020	34,000	39,313
HD Supply, Inc. 144A company guaranty sr. notes 5 1/4s, 2021	65,000	66,950
Hexion U.S. Finance Corp. company guaranty sr. notes 6 5/8s, 2020	20,000	18,300
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty sr. notes 8 7/8s, 2018	5,000	4,413
HudBay Minerals, Inc. company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)	65,000	67,600
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)	50,000	52,000
Huntsman International, LLC company guaranty sr. unsec. sub. notes 8 5/8s, 2021	73,000	78,110
Huntsman International, LLC company guaranty sr. unsec. unsub. notes 4 7/8s, 2020	54,000	54,000
Huntsman International, LLC 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2022	15,000	15,038
JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	74,000	80,290
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	57,000	60,848
Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019	245,000	305,765
LyondellBasell Industries NV sr. unsec. unsub. notes 4 5/8s, 2055	190,000	189,194
Mercer International, Inc. company guaranty sr. unsec. notes 7 3/4s, 2022 (Canada)	55,000	58,300
Methanex Corp. sr. unsec. unsub. notes 5.65s, 2044 (Canada)	300,000	315,089
Methanex Corp. sr. unsec. unsub. notes 3 1/4s, 2019 (Canada)	33,000	33,919
Momentive Performance Materials, Inc. company guaranty sr. notes 3.88s, 2021	50,000	44,250
Momentive Performance Materials, Inc. escrow company guaranty sr. notes 8 7/8s, 2020 F	50,000	1
Monsanto Company sr. unsec. notes 5 1/2s, 2025	640,000	770,186
Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043	21,000	24,893

Dynamic Asset Allocation Conservative Fund     33

CORPORATE BONDS AND NOTES (24.5%)* cont.	Principal amount	Value
Basic materials cont.
Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033	$9,000	$10,480
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes 7s, 2020 (Canada)	30,000	30,825
New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	30,000	29,663
Packaging Corp. of America sr. unsec. unsub. notes 4 1/2s, 2023	225,000	242,159
Platform Specialty Products Corp. 144A sr. unsec. notes 6 1/2s, 2022	50,000	52,000
PQ Corp. 144A sr. notes 8 3/4s, 2018	50,000	51,750
Rio Tinto Finance USA PLC company guaranty sr. unsec. unsub. notes 1 5/8s, 2017 (United Kingdom)	525,000	527,892
Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes 9s, 2019 (Australia)	277,000	351,266
Rock-Tenn Co. company guaranty sr. unsec. unsub. notes 4.45s, 2019	135,000	144,966
Rockwood Specialties Group, Inc. company guaranty sr. unsec. notes 4 5/8s, 2020	1,060,000	1,103,725
Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A company guaranty sr. unsec. notes 10s, 2020	75,000	73,313
Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty sr. notes 9s, 2017	60,000	60,600
SBA Communications Corp. 144A sr. unsec. notes 4 7/8s, 2022	40,000	39,182
Sealed Air Corp. 144A company guaranty sr. unsec. notes 8 3/8s, 2021	25,000	28,125
Sealed Air Corp. 144A company guaranty sr. unsec. notes 6 7/8s, 2033	15,000	15,788
Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	37,000	41,163
Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	40,000	41,950
Sealed Air Corp. 144A sr. unsec. notes 5 1/8s, 2024	25,000	25,875
Sealed Air Corp. 144A sr. unsec. notes 4 7/8s, 2022	20,000	20,400
Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsub. notes 7 1/2s, 2025 (Ireland)	30,000	36,300
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022	7,000	7,473
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2019	13,000	13,845
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 5 1/4s, 2023	4,000	4,050
Steel Dynamics, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/2s, 2024	30,000	30,413
Steel Dynamics, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2021	10,000	10,063
TMS International Corp. 144A company guaranty sr. unsec. notes 7 5/8s, 2021	55,000	55,138
USG Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2021	10,000	10,575
USG Corp. 144A company guaranty sr. unsec. notes 5 1/2s, 2025	10,000	10,200
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. bonds 6s, 2023	77,000	73,728

34     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.5%)* cont.	Principal amount	Value
Basic materials cont.
Westvaco Corp. company guaranty sr. unsec. unsub. notes 8.2s, 2030	$235,000	$331,900
Westvaco Corp. company guaranty sr. unsec. unsub. notes 7.95s, 2031	161,000	217,095
Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R	260,000	349,309
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	75,000	80,063
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes 5 1/8s, 2021	40,000	41,500
		11,036,891
Capital goods (0.8%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020	133,000	138,985
American Axle & Manufacturing, Inc. company guaranty sr. unsec. notes 7 3/4s, 2019	122,000	138,775
Amstead Industries, Inc. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	35,000	35,000
Amstead Industries, Inc. 144A company guaranty sr. unsec. notes 5s, 2022	25,000	25,156
Belden, Inc. 144A company guaranty sr. unsec. sub. notes 5 1/2s, 2022	25,000	25,625
Belden, Inc. 144A company guaranty sr. unsec. sub. notes 5 1/4s, 2024	25,000	25,188
Berry Plastics Corp. company guaranty notes 5 1/2s, 2022	24,000	24,660
Berry Plastics Corp. company guaranty unsub. notes 9 3/4s, 2021	74,000	81,493
Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019	190,000	213,551
Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)	55,000	57,558
Bombardier, Inc. 144A sr. unsec. notes 7 1/2s, 2025 (Canada)	40,000	39,475
Briggs & Stratton Corp. company guaranty sr. unsec. notes 6 7/8s, 2020	140,000	153,352
Covidien International Finance SA company guaranty sr. unsec. unsub. notes 6s, 2017 (Luxembourg)	525,000	585,486
Crown Americas, LLC/Crown Americas Capital Corp. IV company guaranty sr. unsec. notes 4 1/2s, 2023	158,000	159,383
Crown Cork & Seal Co., Inc. sr. unsec. bonds 7 3/8s, 2026	35,000	40,075
Deere & Co. sr. unsec. unsub. notes 2.6s, 2022	570,000	572,186
Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023	565,000	605,963
Gates Global, LLC/Gates Global Co. 144A sr. unsec. notes 6s, 2022	75,000	71,156
General Dynamics Corp. company guaranty sr. unsec. unsub. notes 3.6s, 2042	260,000	260,441
General Dynamics Corp. company guaranty sr. unsec. unsub. notes 2 1/4s, 2022	160,000	157,203
Huntington Ingalls Industries, Inc. 144A company guaranty sr. unsec. notes 5s, 2021	25,000	26,063
KLX, Inc. 144A company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	20,000	19,950
Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	326,000	461,776
Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes 5 7/8s, 2022	35,000	37,625

Dynamic Asset Allocation Conservative Fund     35

CORPORATE BONDS AND NOTES (24.5%)* cont.	Principal amount	Value
Capital goods cont.
MasTec, Inc. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023	$40,000	$37,400
Moog, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2022	25,000	25,750
Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	100,000	107,125
Oshkosh Corp. company guaranty sr. unsec. notes 5 3/8s, 2022	50,000	51,875
Oshkosh Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2025	30,000	30,900
Owens-Brockway Glass Container, Inc. 144A company guaranty sr. unsec. notes 5 3/8s, 2025	45,000	46,294
Pittsburgh Glass Works, LLC 144A company guaranty sr. notes 8s, 2018	69,000	72,968
Raytheon Co. sr. unsec. notes 4 7/8s, 2040	195,000	226,946
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. notes 5 3/4s, 2020	18,000	18,608
Tenneco, Inc. company guaranty sr. unsec. unsub. notes 5 3/8s, 2024	65,000	67,600
Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	47,000	49,820
Terex Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2020	13,000	13,520
Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	73,000	74,825
TransDigm, Inc. company guaranty sr. unsec. sub. notes 7 1/2s, 2021	54,000	58,050
TransDigm, Inc. company guaranty sr. unsec. sub. notes 6 1/2s, 2024	13,000	13,065
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5 1/2s, 2020	10,000	9,875
United Technologies Corp. sr. unsec. notes 5 3/8s, 2017	437,000	485,603
Zebra Technologies Corp. 144A sr. unsec. unsub. notes 7 1/4s, 2022	40,000	43,100
		5,389,449
Communication services (2.1%)
Adelphia Communications Corp. escrow bonds zero %, 2015	125,000	938
America Movil SAB de CV company guaranty sr. unsec. unsub. notes 2 3/8s, 2016 (Mexico)	205,000	208,808
American Tower Corp. sr. unsec. notes 7s, 2017 R	317,000	357,020
AT&T, Inc. sr. unsec. unsub. notes 5.8s, 2019	360,000	407,939
AT&T, Inc. sr. unsec. unsub. notes 1.7s, 2017	525,000	526,779
Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	27,000	30,375
Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	30,000	33,975
Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	37,000	41,070
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 6 1/2s, 2021	42,000	44,048
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 5 1/4s, 2022	23,000	23,575
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. bonds 5 1/8s, 2023	50,000	50,625
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. notes 6 5/8s, 2022	34,000	36,338

36     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.5%)* cont.	Principal amount	Value
Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsub. notes 7s, 2019	$30,000	$31,238
CCOH Safari, LLC company guaranty sr. unsec. bonds 5 3/4s, 2024	50,000	51,500
CCOH Safari, LLC company guaranty sr. unsec. bonds 5 1/2s, 2022	35,000	35,788
CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	50,000	55,063
CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	13,000	13,650
Comcast Corp. company guaranty sr. unsec. unsub. bonds 6 1/2s, 2017	525,000	575,772
Comcast Corp. company guaranty sr. unsec. unsub. notes 6.95s, 2037	539,000	765,598
Comcast Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2035	82,000	111,431
Comcast Corp. company guaranty sr. unsec. unsub. notes 6.45s, 2037	300,000	406,235
Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	80,000	84,000
Crown Castle International Corp. sr. unsec. unsub. notes 4 7/8s, 2022 R	24,000	24,840
Crown Castle Towers, LLC 144A company guaranty sr. notes 4.883s, 2020	115,000	126,272
CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	30,000	33,375
CSC Holdings, LLC 144A sr. unsec. notes 5 1/4s, 2024	37,000	37,740
Deutsche Telekom International Finance BV company guaranty 8 3/4s, 2030 (Netherlands)	163,000	249,169
DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	32,000	35,760
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5 7/8s, 2024	55,000	55,069
Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	20,000	22,525
Frontier Communications Corp. sr. unsec. notes 6 1/4s, 2021	5,000	5,013
Frontier Communications Corp. sr. unsec. unsub. notes 7 5/8s, 2024	14,000	14,578
Hughes Satellite Systems Corp. company guaranty sr. notes 6 1/2s, 2019	44,000	47,740
Hughes Satellite Systems Corp. company guaranty sr. unsec. notes 7 5/8s, 2021	14,000	15,400
Intelsat Jackson Holdings SA company guaranty sr. unsec. bonds 6 5/8s, 2022 (Bermuda)	23,000	22,195
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)	47,000	48,351
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 8 1/8s, 2023 (Luxembourg)	59,000	54,280
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 7 3/4s, 2021 (Luxembourg)	138,000	127,305
Koninklijke KPN NV sr. unsec. unsub. bonds 8 3/8s, 2030 (Netherlands)	135,000	195,200
Level 3 Communications, Inc. sr. unsec. unsub. notes 5 3/4s, 2022	20,000	20,538
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 8 5/8s, 2020	40,000	43,350

Dynamic Asset Allocation Conservative Fund     37

CORPORATE BONDS AND NOTES (24.5%)* cont.	Principal amount	Value
Communication services cont.
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 7s, 2020	$45,000	$48,038
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2021	50,000	52,438
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 5 3/8s, 2022	40,000	41,000
NII International Telecom SCA 144A company guaranty sr. unsec. notes 7 7/8s, 2019 (Luxembourg) (In default) †	25,000	23,188
Orange SA sr. unsec. unsub. notes 4 1/8s, 2021 (France)	201,000	221,043
Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s, 2023 (Canada)	34,000	35,020
Qwest Corp. sr. unsec. notes 6 3/4s, 2021	145,000	166,206
Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	55,000	63,944
Rogers Communications, Inc. company guaranty sr. unsec. unsub. notes 4 1/2s, 2043 (Canada)	410,000	421,718
SBA Telecommunications, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2020	14,000	14,718
SES SA 144A company guaranty sr. unsec. notes 3.6s, 2023 (France)	162,000	168,004
Sprint Capital Corp. company guaranty 6 7/8s, 2028	92,000	84,410
Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020	27,000	27,338
Sprint Communications, Inc. 144A company guaranty sr. unsec. notes 9s, 2018	104,000	119,340
Sprint Corp. company guaranty sr. unsec. notes 7 7/8s, 2023	150,000	153,000
Sprint Corp. company guaranty sr. unsec. notes 7 1/4s, 2021	184,000	184,920
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.836s, 2023	7,000	7,376
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.633s, 2021	20,000	20,975
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 5/8s, 2023	67,000	70,183
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.464s, 2019	17,000	17,531
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2025	30,000	30,957
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/4s, 2021	60,000	62,550
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022	93,000	95,906
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023	20,000	20,494
TCI Communications, Inc. sr. unsec. unsub. notes 7 1/8s, 2028	365,000	501,990
Telecom Italia SpA 144A sr. unsec. notes 5.303s, 2024 (Italy)	300,000	314,250
Telefonica Emisiones SAU company guaranty sr. unsec. notes 4.57s, 2023 (Spain)	300,000	330,122
Verizon Communications, Inc. sr. unsec. notes 6.35s, 2019	152,000	176,883
Verizon Communications, Inc. sr. unsec. notes 2 5/8s, 2020	397,000	403,892
Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	33,000	41,189
Verizon Communications, Inc. sr. unsec. unsub. notes 4.4s, 2034	775,000	789,457

38     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.5%)* cont.	Principal amount	Value
Communication services cont.
Verizon Communications, Inc. 144A sr. unsec. unsub. notes 4.522s, 2048	$2,321,000	$2,310,477
Verizon New Jersey, Inc. company guaranty sr. unsec. unsub. bonds 8s, 2022	165,000	208,647
Verizon New York, Inc. company guaranty sr. unsec. notes Ser. B, 7 3/8s, 2032	291,000	363,399
Verizon Pennsylvania, Inc. company guaranty sr. unsec. bonds 8.35s, 2030	505,000	670,666
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s, 2022 (Canada)	54,000	55,620
Vodafone Group PLC sr. unsec. unsub. notes 1 1/4s, 2017 (United Kingdom)	909,000	903,971
WideOpenWest Finance, LLC/WideOpenWest Capital Corp. company guaranty sr. unsec. notes 10 1/4s, 2019	90,000	96,750
Windstream Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2017	140,000	151,725
Windstream Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2023	39,000	35,003
		14,574,803
Consumer cyclicals (3.1%)
21st Century Fox America, Inc. company guaranty sr. unsec. debs. 7 3/4s, 2024	300,000	388,259
21st Century Fox America, Inc. company guaranty sr. unsec. unsub. debs. 7 3/4s, 2045	1,048,000	1,580,882
Alliance Data Systems Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2022	50,000	49,875
Amazon.com, Inc. sr. unsec. notes 1.2s, 2017	517,000	517,086
AMC Entertainment, Inc. company guaranty sr. sub. notes 9 3/4s, 2020	35,000	38,325
AMC Entertainment, Inc. company guaranty sr. unsec. sub. notes 5 7/8s, 2022	33,000	34,238
American Tire Distributors, Inc. 144A sr. unsec. sub. notes 10 1/4s, 2022	65,000	67,600
Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	33,000	37,083
Autonation, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2020	482,000	530,200
Bed Bath & Beyond, Inc. sr. unsec. notes 5.165s, 2044	330,000	363,893
Bon-Ton Department Stores, Inc. (The) company guaranty notes 10 5/8s, 2017	99,000	98,010
Bon-Ton Department Stores, Inc. (The) company guaranty notes 8s, 2021	52,000	42,900
Brookfield Residential Properties, Inc. 144A company guaranty sr. unsec. notes 6 1/2s, 2020 (Canada)	63,000	65,835
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2022 (Canada)	30,000	31,131
Building Materials Corp. of America 144A sr. unsec. notes 6 3/4s, 2021	37,000	39,313
Building Materials Corp. of America 144A sr. unsec. notes 5 3/8s, 2024	90,000	91,350

Dynamic Asset Allocation Conservative Fund     39

CORPORATE BONDS AND NOTES (24.5%)* cont.	Principal amount	Value
Consumer cyclicals cont.
CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	$310,000	$429,979
CCM Merger, Inc. 144A company guaranty sr. unsec. notes 9 1/8s, 2019	37,000	40,238
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. company guaranty sr. unsec. notes 5 1/4s, 2021	40,000	41,300
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	13,000	13,293
Cinemark USA, Inc. company guaranty sr. unsec. notes 5 1/8s, 2022	10,000	10,150
Cinemark USA, Inc. company guaranty sr. unsec. notes 4 7/8s, 2023	17,000	16,915
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes 7 3/8s, 2021	15,000	16,088
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. notes 7 5/8s, 2020	54,000	56,970
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. unsub. notes 6 1/2s, 2022	190,000	199,975
Cumulus Media Holdings, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019	29,000	28,420
Dana Holding Corp. sr. unsec. notes 5 1/2s, 2024	30,000	30,938
Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023	50,000	53,250
Dana Holding Corp. sr. unsec. unsub. notes 5 3/8s, 2021	23,000	23,920
DH Services Luxembourg Sarl 144A company guaranty sr. unsec. notes 7 3/4s, 2020 (Luxembourg)	60,000	62,700
Dollar General Corp. sr. unsec. notes 3 1/4s, 2023	445,000	432,432
Entercom Radio, LLC company guaranty sr. unsec. sub. notes 10 1/2s, 2019	59,000	64,015
Expedia, Inc. company guaranty sr. unsec. unsub. notes 5.95s, 2020	350,000	395,107
Family Tree Escrow, LLC 144A sr. unsec. unsub. notes 5 3/4s, 2023	20,000	21,050
Family Tree Escrow, LLC 144A sr. unsec. unsub. notes 5 1/4s, 2020	15,000	15,713
First Cash Financial Services, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2021 (Mexico)	24,000	24,720
Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097	95,000	128,473
Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047	245,000	402,073
Ford Motor Co. sr. unsec. unsub. notes 7.45s, 2031	575,000	793,839
Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	140,000	207,178
Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020	865,000	1,080,827
Gannett Co., Inc. company guaranty sr. unsec. bonds 5 1/8s, 2020	27,000	28,148
Gannett Co., Inc. company guaranty sr. unsec. bonds 5 1/8s, 2019	34,000	35,615
Gannett Co., Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2021	75,000	76,500
Garda World Security Corp. 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2021 (Canada)	67,000	65,245
General Motors Co. sr. unsec. unsub. notes 6 1/4s, 2043	15,000	18,376
General Motors Co. sr. unsec. unsub. notes 5.2s, 2045	150,000	162,800

40     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.5%)* cont.		Principal amount	Value
Consumer cyclicals cont.
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 3 1/4s, 2018		$243,000	$247,556
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 2 3/4s, 2016		232,000	234,589
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4s, 2025		95,000	96,892
Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018		37,000	37,093
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 7/8s, 2020		57,000	58,425
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 3/8s, 2018		155,000	159,263
Gray Television, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020		63,000	66,308
Great Canadian Gaming Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	70,000	58,101
Griffey Intermediate, Inc./Griffey Finance Sub, LLC 144A sr. unsec. notes 7s, 2020		$15,000	7,500
Grupo Televisa SAB sr. unsec. bonds 6 5/8s, 2040 (Mexico)		360,000	443,946
Historic TW, Inc. company guaranty sr. unsec. unsub. bonds 9.15s, 2023		105,000	145,013
Home Depot, Inc. (The) sr. unsec. notes 5.95s, 2041		300,000	400,589
Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R		147,000	170,154
Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R		658,000	732,007
Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021		60,000	62,850
Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023		80,000	80,755
Igloo Holdings Corp. 144A sr. unsec. unsub. notes 8 1/4s, 2017 ‡‡		70,000	70,700
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2021		100,000	95,750
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2019		114,000	112,860
INVISTA Finance, LLC 144A company guaranty sr. notes 4 1/4s, 2019		130,000	129,188
Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes 5 7/8s, 2021		27,000	27,743
Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub. notes 8 7/8s, 2020		34,000	36,720
Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019		53,000	55,021
Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡		45,000	43,650
Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019		105,000	105,263
Johnson Controls, Inc. sr. unsec. notes 4.95s, 2064		405,000	434,229
L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021		40,000	45,700
L Brands, Inc. sr. unsec. notes 5 5/8s, 2022		23,000	25,300
Lamar Media Corp. company guaranty sr. sub. notes 5 7/8s, 2022		27,000	28,418
Lamar Media Corp. company guaranty sr. unsec. notes 5 3/8s, 2024		40,000	41,700

Dynamic Asset Allocation Conservative Fund     41

CORPORATE BONDS AND NOTES (24.5%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2023	$57,000	$60,563
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 3/4s, 2022	70,000	71,225
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2019	25,000	25,813
M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	80,000	83,000
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 6.9s, 2029	210,000	272,661
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 5 1/8s, 2042	190,000	212,816
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 4.3s, 2043	500,000	507,383
Masonite International Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2023	25,000	25,625
Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s, 2020 (Canada)	60,000	57,750
Media General Financing Sub, Inc. 144A sr. unsec. notes 5 7/8s, 2022	10,000	10,200
MGM Resorts International company guaranty sr. unsec. notes 6 3/4s, 2020	50,000	53,625
MGM Resorts International company guaranty sr. unsec. notes 5 1/4s, 2020	90,000	91,341
MGM Resorts International company guaranty sr. unsec. unsub. notes 8 5/8s, 2019	65,000	74,100
MGM Resorts International company guaranty sr. unsec. unsub. notes 6 5/8s, 2021	45,000	47,981
MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	242,706	262,729
Navistar International Corp. sr. notes 8 1/4s, 2021	84,000	81,795
Neiman Marcus Group, LLC (The) company guaranty sr. notes 7 1/8s, 2028	40,000	40,800
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. notes 8 3/4s, 2021 ‡‡	150,000	159,000
Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	65,000	66,950
Nordstrom, Inc. sr. unsec. notes 5s, 2044	195,000	224,984
Nordstrom, Inc. sr. unsec. unsub. notes 6.95s, 2028	620,000	825,020
Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	130,000	137,280
Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	90,000	96,300
O’Reilly Automotive, Inc. company guaranty sr. unsec. unsub. notes 3.85s, 2023	90,000	94,027
Outfront Media Capital, LLC/Outfront Media Capital Corp. company guaranty sr. unsec. notes 5 7/8s, 2025	30,000	31,725
Outfront Media Capital, LLC/Outfront Media Capital Corp. company guaranty sr. unsec. notes 5 5/8s, 2024	57,000	59,708
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A sr. unsec. notes 5 5/8s, 2024	5,000	5,238
Owens Corning company guaranty sr. unsec. notes 9s, 2019	20,000	24,182
Penn National Gaming, Inc. sr. unsec. notes 5 7/8s, 2021	74,000	73,445
42     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.5%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Penske Automotive Group, Inc. company guaranty sr. unsec. sub. notes 5 3/4s, 2022	$53,000	$55,650
Penske Automotive Group, Inc. company guaranty sr. unsec. sub. notes 5 3/8s, 2024	45,000	46,350
Petco Animal Supplies, Inc. 144A company guaranty sr. unsec. notes 9 1/4s, 2018	27,000	28,418
Petco Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017 ‡‡	25,000	25,688
Priceline Group, Inc. (The) sr. unsec. unsub. notes 3.65s, 2025	320,000	325,654
PulteGroup, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017	47,000	52,523
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 7 7/8s, 2032	32,000	37,280
QVC, Inc. company guaranty sr. notes 4.85s, 2024	120,000	124,747
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	50,000	50,563
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022	20,000	20,400
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 144A sr. notes 9 1/2s, 2019	58,000	61,480
ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12 1/8s, 2018	63,000	65,993
Sabre GLBL, Inc. 144A sr. notes 8 1/2s, 2019	29,000	31,030
Scientific Games Corp. company guaranty sr. unsec. sub. notes 8 1/8s, 2018	15,000	13,500
Scientific Games International, Inc. company guaranty sr. unsec. sub. notes 6 1/4s, 2020	15,000	11,175
Scientific Games International, Inc. 144A company guaranty sr. notes 7s, 2022	45,000	46,013
Scientific Games International, Inc. 144A company guaranty sr. unsec. notes 10s, 2022	120,000	112,200
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 6 3/8s, 2021	40,000	42,300
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 5 3/8s, 2021	14,000	14,368
Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022	10,000	10,477
Sinclair Television Group, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	15,000	15,263
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 6s, 2024	43,000	44,935
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	90,000	93,825
Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022	13,000	13,748
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. unsub. notes 5 1/4s, 2021	90,000	92,475
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2022	3,000	3,203
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020	3,000	3,180
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2020	50,000	52,750
Spectrum Brands, Inc. 144A company guaranty sr. unsec. unsub. notes 6 1/8s, 2024	30,000	32,025
Standard Pacific Corp. company guaranty sr. unsec. notes 6 1/4s, 2021	50,000	53,000

Dynamic Asset Allocation Conservative Fund     43

CORPORATE BONDS AND NOTES (24.5%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Standard Pacific Corp. company guaranty sr. unsec. notes 5 7/8s, 2024	$25,000	$25,688
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	48,000	45,720
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 7 3/4s, 2020	21,000	22,365
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	23,000	22,483
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2021	20,000	19,750
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A sr. notes 7 3/4s, 2020	54,000	57,240
Tiffany & Co. 144A sr. unsec. notes 4.9s, 2044	355,000	365,698
Townsquare Radio, LLC/Townsquare Radio, Inc. 144A company guaranty sr. unsec. notes 9s, 2019	30,000	31,976
Toyota Motor Credit Corp. sr. unsec. unsub. notes Ser. MTN, 1 1/4s, 2017	525,000	526,559
Tri Pointe Holdings, Inc. 144A sr. unsec. unsub. notes 5 7/8s, 2024	100,000	97,750
TRW Automotive, Inc. 144A company guaranty sr. unsec. notes 4 1/2s, 2021	14,000	14,263
TRW Automotive, Inc. 144A company guaranty sr. unsec. notes 4.45s, 2023	125,000	127,656
Univision Communications, Inc. 144A company guaranty sr. notes 5 1/8s, 2025	15,000	15,319
Univision Communications, Inc. 144A company guaranty sr. unsec. notes 8 1/2s, 2021	93,000	99,394
Vulcan Materials Co. sr. unsec. unsub. notes 4 1/2s, 2025	70,000	71,050
Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037	198,000	276,608
Wal-Mart Stores, Inc. sr. unsec. unsub. notes 5s, 2040	120,000	143,667
Wal-Mart Stores, Inc. sr. unsec. unsub. notes 4 7/8s, 2040	655,000	770,025
Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	120,000	124,729
Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041	50,000	57,395
Walt Disney Co. (The) sr. unsec. unsub. notes Ser. MTN, 1.1s, 2017	525,000	525,285
		22,003,609
Consumer staples (1.8%)
Altria Group, Inc. company guaranty sr. unsec. bonds 4s, 2024	128,000	137,388
Altria Group, Inc. company guaranty sr. unsec. unsub. notes 2.85s, 2022	500,000	496,920
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec. notes 1 1/4s, 2018	525,000	525,659
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 8.2s, 2039	530,000	828,428
Anheuser-Busch InBev Worldwide, Inc. company guaranty unsec. unsub. notes 5 3/8s, 2020	450,000	518,341
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	50,000	51,438
BC ULC/New Red Finance, Inc. 144A notes 6s, 2022 (Canada)	110,000	113,850
BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	53,000	54,590

44     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.5%)* cont.	Principal amount	Value
Consumer staples cont.
Bunge, Ltd. Finance Corp. company guaranty sr. unsec. notes 8 1/2s, 2019	$10,000	$12,322
Bunge, Ltd. Finance Corp. company guaranty sr. unsec. unsub. notes 4.1s, 2016	90,000	92,289
Cargill, Inc. 144A sr. unsec. notes 4.1s, 2042	315,000	331,600
CEC Entertainment, Inc. company guaranty sr. unsec. notes 8s, 2022	50,000	49,375
Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	155,000	160,425
Coca-Cola Co. (The) sr. unsec. unsub. notes 3.2s, 2023	340,000	356,131
ConAgra Foods, Inc. sr. unsec. notes 7s, 2019	776,000	907,238
Constellation Brands, Inc. company guaranty sr. unsec. notes 4 1/4s, 2023	14,000	14,385
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 7 1/4s, 2016	45,000	48,319
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 6s, 2022	50,000	57,000
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 4 3/4s, 2024	5,000	5,288
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 3 7/8s, 2019	5,000	5,150
Corrections Corp. of America company guaranty sr. unsec. notes 4 5/8s, 2023 R	84,000	84,000
Corrections Corp. of America company guaranty sr. unsec. notes 4 1/8s, 2020 R	13,000	13,081
CVS Health Corp. sr. unsec. unsub. notes 2 1/4s, 2018	525,000	536,774
CVS Pass-Through Trust sr. notes 6.036s, 2028	53,550	62,666
CVS Pass-Through Trust 144A sr. mtge. notes 4.704s, 2036	261,597	286,136
Dean Foods Co. 144A sr. unsec. notes 6 1/2s, 2023	50,000	50,188
Diageo Capital PLC company guaranty sr. unsec. unsub. notes 1 1/2s, 2017 (United Kingdom)	247,000	249,311
Diageo Investment Corp. company guaranty sr. unsec. debs. 8s, 2022	135,000	179,406
Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	117,000	102,960
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds 4 1/2s, 2045	385,000	389,491
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7s, 2037	300,000	404,539
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5 5/8s, 2042	363,000	423,336
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 3.85s, 2024	139,000	144,780
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 8 1/4s, 2020 (Brazil)	17,000	18,063
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)	140,000	147,875
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)	30,000	31,688
Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	350,000	452,774
Kroger Co. (The) company guaranty sr. unsec. notes 6.9s, 2038	655,000	894,242
Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	17,000	17,638

Dynamic Asset Allocation Conservative Fund     45

CORPORATE BONDS AND NOTES (24.5%)* cont.	Principal amount	Value
Consumer staples cont.
Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	$122,000	$130,845
McDonald’s Corp. sr. unsec. bonds 6.3s, 2037	300,000	393,795
McDonald’s Corp. sr. unsec. notes 5.7s, 2039	270,000	335,828
Molson Coors Brewing Co. company guaranty sr. unsec. unsub. notes 5s, 2042	230,000	244,214
PepsiCo, Inc. sr. unsec. notes 7.9s, 2018	82,000	99,395
PepsiCo, Inc. sr. unsec. unsub. notes 4 1/4s, 2044	405,000	431,197
PepsiCo, Inc. sr. unsec. unsub. notes 1 1/4s, 2017	521,000	523,303
Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes 5 3/4s, 2025	45,000	46,013
Prestige Brands, Inc. 144A sr. unsec. notes 5 3/8s, 2021	42,000	42,525
Revlon Consumer Products Corp. company guaranty sr. unsec. notes 5 3/4s, 2021	67,000	69,178
Rite Aid Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2023	65,000	66,625
Tyson Foods, Inc. company guaranty sr. unsec. unsub. notes 6.6s, 2016	300,000	316,472
United Rentals North America, Inc. company guaranty sr. unsec. notes 7 5/8s, 2022	25,000	27,438
United Rentals North America, Inc. company guaranty sr. unsec. notes 5 3/4s, 2024	24,000	24,780
United Rentals North America, Inc. company guaranty sr. unsec. notes 5 1/2s, 2025	45,000	45,844
United Rentals North America, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2023	47,000	49,761
Vander Intermediate Holding II Corp. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡	60,000	60,450
Walgreens Boots Alliance, Inc. company guaranty sr. unsec. unsub. notes 3.3s, 2021	400,000	412,362
WhiteWave Foods Co. (The) company guaranty sr. unsec. unsub. notes 5 3/8s, 2022	65,000	69,875
		12,644,984
Energy (1.8%)
Alpha Natural Resources, Inc. company guaranty sr. unsec. notes 6 1/4s, 2021	85,000	21,463
Anadarko Petroleum Corp. sr. notes 5.95s, 2016	21,000	22,417
Anadarko Petroleum Corp. sr. unsec. notes 6.45s, 2036	125,000	155,063
Anadarko Petroleum Corp. sr. unsec. unsub. notes 6.95s, 2019	185,000	218,259
Antero Resources Corp. company guaranty sr. unsec. notes 5 1/8s, 2022	37,000	35,520
Antero Resources Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2023	35,000	34,650
Antero Resources Finance Corp. company guaranty sr. unsec. notes 5 3/8s, 2021	43,000	41,710
Apache Corp. sr. unsec. unsub. notes 5.1s, 2040	45,000	48,067
Apache Corp. sr. unsec. unsub. notes 3 1/4s, 2022	192,000	195,113
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2024 (Canada)	33,000	30,195
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2021 (Canada)	8,000	7,340

46     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.5%)* cont.	Principal amount	Value
Energy cont.
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 3.2s, 2016 (United Kingdom)	$570,000	$583,133
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 2.315s, 2020 (United Kingdom)	325,000	327,580
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 1.846s, 2017 (United Kingdom)	525,000	531,321
Calfrac Holdings LP 144A company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	24,000	21,300
California Resources Corp. 144A company guaranty sr. unsec. notes 6s, 2024	100,000	87,750
California Resources Corp. 144A company guaranty sr. unsec. notes 5s, 2020	85,000	76,713
Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s, 2017 (Canada)	1,045,000	1,130,878
Chaparral Energy, Inc. company guaranty sr. unsec. notes 8 1/4s, 2021	17,000	11,730
Chesapeake Energy Corp. company guaranty sr. unsec. notes 5 3/4s, 2023	14,000	13,650
Chesapeake Energy Corp. company guaranty sr. unsec. notes 4 7/8s, 2022	27,000	25,313
Chesapeake Energy Corp. company guaranty sr. unsec. unsub. notes 6 1/8s, 2021	27,000	27,338
Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield Finance, Inc. company guaranty sr. unsec. unsub. notes 6 5/8s, 2019	54,000	40,365
Chevron Corp. sr. unsec. unsub. notes 1.104s, 2017	517,000	517,458
Concho Resources, Inc. company guaranty sr. unsec. notes 6 1/2s, 2022	54,000	56,633
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	54,000	54,405
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022	24,000	24,180
Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada) (In default) †	55,000	3,300
ConocoPhillips Co. company guaranty sr. unsec. notes 1.05s, 2017	525,000	523,070
CONSOL Energy, Inc. company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	33,000	29,865
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 6 3/8s, 2021	7,000	6,615
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 5 1/2s, 2022	63,000	56,385
EQT Midstream Partners LP company guaranty sr. unsec. notes 4s, 2024	50,000	49,636
EXCO Resources, Inc. company guaranty sr. unsec. notes 7 1/2s, 2018	34,000	20,060
Exterran Partners LP/EXLP Finance Corp. company guaranty sr. unsec. notes 6s, 2022	57,000	51,870
Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022	89,000	94,340

Dynamic Asset Allocation Conservative Fund     47

CORPORATE BONDS AND NOTES (24.5%)* cont.	Principal amount	Value
Energy cont.
Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2023	$20,000	$21,225
FTS International, Inc. 144A company guaranty sr. notes 6 1/4s, 2022	35,000	25,725
Gulfport Energy Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2020	160,000	164,000
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	10,000	7,050
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2021	114,000	79,230
Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	140,000	170,567
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. notes 7 1/4s, 2020	40,000	43,100
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. unsec. notes 5 1/2s, 2022	13,000	13,390
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. notes 5s, 2024	20,000	18,800
Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2031	40,000	54,496
Key Energy Services, Inc. company guaranty unsec. unsub. notes 6 3/4s, 2021	63,000	40,635
Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s, 2020 (Canada)	79,000	56,880
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/2s, 2021	25,000	19,766
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/4s, 2019	110,000	86,900
Lone Pine Resources Canada, Ltd. escrow company guaranty sr. unsec. unsub. notes 10 3/8s, 2017 (Canada) F	59,000	3
Lukoil International Finance BV 144A company guaranty sr. unsec. notes 4.563s, 2023 (Russia)	200,000	170,100
Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	125,000	152,301
Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016 (In default) †	130,000	75,400
Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	90,000	94,050
Newfield Exploration Co. sr. unsec. unsub. notes 5 3/8s, 2026	35,000	35,354
Noble Holding International, Ltd. company guaranty sr. unsec. notes 6.05s, 2041	285,000	240,822
Oasis Petroleum, Inc. company guaranty sr. unsec. notes 6 7/8s, 2023	25,000	24,125
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2022	95,000	92,625
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/2s, 2019 (Cayman Islands)	110,000	63,250
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/8s, 2023 (Cayman Islands)	50,000	28,375
Paragon Offshore PLC 144A company guaranty sr. unsec. notes 6 3/4s, 2022	25,000	8,250
Paragon Offshore PLC 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2024	90,000	29,925

48     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.5%)* cont.	Principal amount	Value
Energy cont.
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.3s, 2023 (Indonesia)	$200,000	$200,500
PetroBakken Energy, Ltd. sr. unsec. notes Ser. REGS, 8 5/8s, 2020 (Canada)	30,000	21,600
Petroleos de Venezuela SA sr. unsec. notes 5 1/8s, 2016 (Venezuela)	115,000	68,598
Petroleos de Venezuela SA 144A company guaranty sr. notes 8 1/2s, 2017 (Venezuela)	855,000	564,386
Petroleos de Venezuela SA 144A company guaranty sr. unsec. notes 6s, 2026 (Venezuela)	270,000	84,105
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6 3/8s, 2045 (Mexico)	150,000	167,700
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 4 7/8s, 2024 (Mexico)	150,000	158,775
Petroleos Mexicanos 144A company guaranty sr. unsec. notes 4 1/2s, 2026 (Mexico)	50,000	50,623
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub. notes 5 5/8s, 2046 (Mexico)	270,000	276,066
Phillips 66 company guaranty sr. unsec. unsub. notes 2.95s, 2017	525,000	542,996
Rose Rock Midstream LP/Rose Rock Finance Corp. company guaranty sr. unsec. notes 5 5/8s, 2022	30,000	29,550
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 7/8s, 2024	54,000	50,220
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 5/8s, 2021	34,000	31,960
Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020	20,000	20,700
Samson Investment Co. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	113,000	30,510
Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Canada)	62,000	63,550
Seventy Seven Energy, Inc. sr. unsec. notes 6 1/2s, 2022	15,000	6,900
Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018	47,000	38,423
Shell International Finance BV company guaranty sr. unsec. notes 3.1s, 2015 (Netherlands)	585,000	588,841
Shell International Finance BV company guaranty sr. unsec. unsub. notes 5.2s, 2017 (Netherlands)	564,000	610,889
SM Energy Co. sr. unsec. notes 6 5/8s, 2019	20,000	20,250
SM Energy Co. sr. unsec. notes 6 1/2s, 2021	23,000	23,345
SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	10,000	10,200
Spectra Energy Capital, LLC sr. notes 8s, 2019	215,000	260,863
Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040 (Norway)	170,000	204,257
Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)	14,000	7,983
Total Capital International SA company guaranty sr. unsec. unsub. notes 1.55s, 2017 (France)	517,000	522,800
Triangle USA Petroleum Corp. 144A sr. unsec. notes 6 3/4s, 2022	25,000	20,188
Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	60,000	56,850
Weatherford International, LLC company guaranty sr. unsec. unsub. notes 6.8s, 2037	90,000	85,188

Dynamic Asset Allocation Conservative Fund     49

CORPORATE BONDS AND NOTES (24.5%)* cont.	Principal amount	Value
Energy cont.
Weatherford International, Ltd./Bermuda company guaranty sr. unsec. notes 9 7/8s, 2039 (Bermuda)	$300,000	$350,900
Whiting Canadian Holding Co. ULC company guaranty sr. unsec. unsub. notes 8 1/8s, 2019	94,000	98,465
Whiting Petroleum Corp. company guaranty sr. unsec. unsub. notes 5 3/4s, 2021	104,000	103,480
Williams Cos., Inc. (The) notes 7 3/4s, 2031	4,000	4,588
Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	15,000	17,413
Williams Cos., Inc. (The) sr. unsec. notes 4.55s, 2024	240,000	232,443
Williams Partners LP sr. unsec. notes 5.4s, 2044	75,000	74,995
Williams Partners LP sr. unsec. notes 4.3s, 2024	75,000	75,642
Williams Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022	17,000	18,012
Williams Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023	90,000	91,013
WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	17,000	15,810
		12,892,606
Financials (8.2%)
Abbey National Treasury Services PLC/London company guaranty sr. unsec. unsub. notes 1 3/8s, 2017 (United Kingdom)	564,000	565,935
Aflac, Inc. sr. unsec. notes 8 1/2s, 2019	315,000	397,747
Aflac, Inc. sr. unsec. notes 6.9s, 2039	135,000	189,041
Air Lease Corp. sr. unsec. unsub. notes 3 3/4s, 2022	85,000	86,378
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8s, 2031	80,000	100,000
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8s, 2020	24,000	28,620
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	44,000	51,535
Ally Financial, Inc. unsec. sub. notes 8s, 2018	30,000	33,900
American Express Co. jr. unsec. sub. FRN notes Ser. C, 4.9s, perpetual maturity	150,000	149,265
American Express Co. sr. unsec. notes 7s, 2018	396,000	457,507
American Express Co. sr. unsec. notes 6.15s, 2017	240,000	266,814
American International Group, Inc. jr. sub. FRB bonds 8.175s, 2058	321,000	455,194
American International Group, Inc. sr. unsec. notes Ser. MTN, 5.85s, 2018	639,000	714,377
ARC Properties Operating Partnership LP/Clark Acquisition, LLC company guaranty sr. unsec. unsub. notes 4.6s, 2024 R	240,000	233,400
Associates Corp. of North America sr. unsec. notes 6.95s, 2018	235,000	273,682
AXA SA 144A jr. unsec. sub. FRN notes 6.463s, perpetual maturity (France)	310,000	330,150
AXA SA 144A jr. unsec. sub. FRN notes 6.379s, perpetual maturity (France)	255,000	285,123
Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRB bonds 9s, perpetual maturity (Spain)	200,000	217,000
Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	390,000	391,982
Bank of America Corp. jr. unsec. sub. FRN notes Ser. Z, 6 1/2s, perpetual maturity	25,000	26,438

50     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.5%)* cont.	Principal amount	Value
Financials cont.
Bank of America Corp. jr. unsec. sub. FRN notes Ser. AA, 6.1s, perpetual maturity	$687,000	$693,870
Bank of America Corp. sr. unsec. notes Ser. MTN, 1.7s, 2017	340,000	341,315
Bank of America Corp. sr. unsec. unsub. notes 2s, 2018	827,000	833,243
Bank of America, NA sub. notes Ser. BKNT, 5.3s, 2017	750,000	800,994
Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2 1/2s, 2017 (Canada)	517,000	531,569
Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes 1.969s, 2017	445,000	452,901
Bank of New York Mellon Corp. (The) 144A sr. unsec. notes Ser. MTN, 2 1/2s, 2016	65,000	65,998
Bank of Nova Scotia sr. unsec. unsub. notes 1 3/8s, 2017 (Canada)	525,000	525,356
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. notes 1.2s, 2017 (Japan)	450,000	448,675
Barclays Bank PLC 144A sub. notes 10.179s, 2021 (United Kingdom)	644,000	881,016
Barclays PLC jr. unsec. sub. FRB bonds 6 5/8s, perpetual maturity (United Kingdom)	1,081,000	1,064,785
BBVA International Preferred SAU company guaranty jr. unsec. sub. FRB bonds 5.919s, perpetual maturity (Spain)	55,000	56,788
Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 7 1/4s, 2018	46,000	52,958
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. unsub. notes 4.3s, 2043	151,000	166,109
BNP Paribas SA company guaranty sr. unsec. unsub. bonds Ser. MTN, 1 3/8s, 2017 (France)	678,000	679,037
BNP Paribas SA sr. unsec. notes Ser. MTN, 2 3/8s, 2017 (France)	190,000	193,805
BPCE SA 144A unsec. sub. notes 5.7s, 2023 (France)	265,000	293,075
BPCE SA 144A unsec. sub. notes 5.15s, 2024 (France)	200,000	213,947
Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	140,000	155,258
CBL & Associates LP company guaranty sr. unsec. unsub. notes 5 1/4s, 2023 R	440,000	471,001
CBRE Services, Inc. company guaranty sr. unsec. notes 5 1/4s, 2025	25,000	26,875
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes 5s, 2023	43,000	44,935
CIT Group, Inc. sr. unsec. notes 5s, 2023	27,000	27,675
CIT Group, Inc. sr. unsec. notes 5s, 2022	170,000	174,463
CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	37,000	38,943
CIT Group, Inc. sr. unsec. unsub. notes 3 7/8s, 2019	24,000	23,760
CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	44,000	45,760
Citigroup, Inc. jr. unsec. sub. FRN notes 5 7/8s, perpetual maturity	97,000	98,213
Citigroup, Inc. sr. unsec. unsub. notes 4.45s, 2017	631,000	665,042
Commerzbank AG 144A unsec. sub. notes 8 1/8s, 2023 (Germany)	625,000	743,750
Commonwealth Bank of Australia/New York, NY sr. unsec. bonds Ser. GMTN, 1 5/8s, 2018	325,000	326,451

Dynamic Asset Allocation Conservative Fund     51

CORPORATE BONDS AND NOTES (24.5%)* cont.	Principal amount	Value
Financials cont.
Commonwealth Bank of Australia/New York, NY sr. unsec. unsub. bonds 1 1/8s, 2017	$718,000	$719,823
Community Choice Financial, Inc. company guaranty sr. notes 10 3/4s, 2019	33,000	17,573
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands (Rabobank Nederland) company guaranty sr. unsec. notes 3 3/8s, 2017 (Netherlands)	470,000	489,835
Credit Acceptance Corp. company guaranty sr. unsec. bonds 6 1/8s, 2021	47,000	45,003
Credit Acceptance Corp. 144A company guaranty sr. unsec. notes 7 3/8s, 2023	30,000	29,588
Credit Agricole SA 144A unsec. sub. notes 4 3/8s, 2025 (France)	200,000	202,273
Credit Suisse Group AG 144A jr. unsec. sub. FRN notes 7 1/2s, perpetual maturity (Switzerland)	225,000	241,594
DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	250,000	311,577
Deutsche Bank AG unsec. sub. notes 4 1/2s, 2025 (Germany)	401,000	400,564
Deutsche Bank AG/London sr. unsec. notes 6s, 2017 (United Kingdom)	621,000	684,384
DFC Finance Corp. 144A company guaranty sr. notes 10 1/2s, 2020	65,000	50,863
Duke Realty LP company guaranty sr. unsec. unsub. notes 4 3/8s, 2022 R	207,000	222,309
E*Trade Financial Corp. sr. unsec. unsub. notes 5 3/8s, 2022	45,000	47,475
E*Trade Financial Corp. sr. unsec. unsub. notes 4 5/8s, 2023	55,000	55,825
EPR Properties unsec. notes 5 1/4s, 2023 R	280,000	301,295
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024	190,000	191,425
Fifth Third Bancorp jr. unsec. sub. FRB bonds 5.1s, perpetual maturity	93,000	88,350
Five Corners Funding Trust 144A unsec. bonds 4.419s, 2023	345,000	370,941
GE Capital Trust I unsec. sub. FRB bonds 6 3/8s, 2067	1,450,000	1,569,625
General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	1,200,000	1,659,779
General Electric Capital Corp. sr. unsec. notes Ser. MTN, 5.4s, 2017	781,000	845,175
Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRB bonds 6.15s, 2066	439,000	259,010
Genworth Holdings, Inc. sr. unsec. unsub. notes 7.7s, 2020	440,000	467,500
Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	1,105,000	1,317,221
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes Ser. GLOB, 2 3/8s, 2018	319,000	325,517
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub. notes 5 1/8s, 2022	160,000	183,424
HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	695,000	821,331
HCP, Inc. sr. unsec. unsub. notes 3.15s, 2022 R	335,000	332,746
Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	290,000	312,928
Hospitality Properties Trust sr. unsec. unsub. notes 4 1/2s, 2025 R	35,000	35,813
HSBC Capital Funding LP 144A company guaranty jr. unsec. sub. FRB bonds 10.176s, perpetual maturity (Jersey)	125,000	189,375
HSBC Finance Capital Trust IX FRN notes 5.911s, 2035	400,000	406,600

52     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.5%)* cont.	Principal amount	Value
Financials cont.
HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	$1,045,000	$1,240,864
HSBC USA Capital Trust I 144A company guaranty jr. unsec. sub. notes 7.808s, 2026	350,000	352,844
Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. notes 8 1/8s, 2019 ‡‡	10,000	9,925
HUB International, Ltd. 144A sr. unsec. notes 7 7/8s, 2021	77,000	78,925
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6s, 2020	105,000	109,074
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2022	57,000	58,710
ING Bank NV 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	1,365,000	1,552,253
International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	20,000	21,975
International Lease Finance Corp. sr. unsec. unsub. notes 5 7/8s, 2022	44,000	49,225
International Lease Finance Corp. sr. unsec. unsub. notes 4 7/8s, 2015	210,000	210,263
iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R	33,000	35,145
iStar Financial, Inc. sr. unsec. notes 5s, 2019 R	5,000	5,000
JPMorgan Chase & Co. jr. unsec. sub. FRN notes 7.9s, perpetual maturity	136,000	146,370
JPMorgan Chase & Co. sr. unsec. unsub. notes 2s, 2017	523,000	530,750
KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.3s, 2018	618,000	627,934
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. bonds 7.8s, 2037	390,000	476,775
Liberty Mutual Insurance Co. 144A notes 7.697s, 2097	135,000	176,035
Lloyds Banking Group PLC jr. unsec. sub. FRB bonds 7 1/2s, perpetual maturity (United Kingdom)	740,000	786,250
Lloyds Banking Group PLC sr. unsec. sub. notes 4 1/2s, 2024 (United Kingdom)	425,000	441,442
Lloyds Banking Group PLC 144A jr. unsec. sub. FRN notes 6.657s, perpetual maturity (United Kingdom)	110,000	125,400
Macquarie Bank, Ltd. 144A sr. unsec. notes 3.45s, 2015 (Australia)	160,000	161,351
Merrill Lynch & Co., Inc. unsec. sub. FRN notes 1.031s, 2026	100,000	90,007
Merrill Lynch & Co., Inc. unsec. sub. notes 6.11s, 2037	870,000	1,059,148
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7 7/8s, 2037	385,000	510,125
MetLife, Inc. sr. unsec. unsub. notes 6 3/4s, 2016	540,000	576,332
Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	370,000	394,927
Morgan Stanley sr. unsec. notes 4 3/4s, 2017	620,000	660,048
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. notes 6 7/8s, 2021 R	45,000	48,431
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	115,000	123,913
National Australia Bank, Ltd./New York sr. unsec. notes 2.3s, 2018 (Australia)	525,000	536,536
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. notes 7 7/8s, 2020	90,000	92,250
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2021	50,000	48,500

Dynamic Asset Allocation Conservative Fund     53

CORPORATE BONDS AND NOTES (24.5%)* cont.	Principal amount	Value
Financials cont.
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 5 7/8s, 2022	$101,000	$107,818
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 5 5/8s, 2020	45,000	47,025
Ocwen Financial Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2019	25,000	21,625
OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	1,129,000	1,280,024
OneMain Financial Holdings, Inc. 144A company guaranty sr. unsec. notes 6 3/4s, 2019	50,000	51,438
OneMain Financial Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2021	35,000	36,138
PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	19,000	19,713
PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	50,000	48,000
PNC Bank NA sr. unsec. unsub. notes Ser. BKNT, 1 1/8s, 2017	525,000	526,767
Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	267,000	295,786
Progressive Corp. (The) jr. unsec. sub. FRN notes 6.7s, 2037	275,000	289,953
Provident Funding Associates LP/PFG Finance Corp. 144A company guaranty sr. unsec. notes 6 3/4s, 2021	57,000	54,435
Prudential Financial, Inc. jr. unsec. sub. FRN notes 8 7/8s, 2038	320,000	376,000
Prudential Financial, Inc. jr. unsec. sub. FRN notes 5 5/8s, 2043	141,000	150,165
Prudential Financial, Inc. jr. unsec. sub. FRN notes 5.2s, 2044	157,000	159,944
Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	120,000	130,753
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.2s, 2018 (Canada)	525,000	536,065
Royal Bank of Scotland Group PLC jr. sub. unsec. FRN notes Ser. U, 7.64s, perpetual maturity (United Kingdom)	125,000	137,031
Royal Bank of Scotland Group PLC unsec. sub. notes 6s, 2023 (United Kingdom)	60,000	66,741
Royal Bank of Scotland Group PLC unsec. sub. notes 5 1/8s, 2024 (United Kingdom)	560,000	587,502
Royal Bank of Scotland Group PLC unsec. sub. notes 4.7s, 2018 (United Kingdom)	505,000	529,814
Santander Holdings USA, Inc./PA sr. unsec. unsub. notes 4 5/8s, 2016	93,000	96,327
Santander Issuances SAU 144A company guaranty sr. unsec. unsub. notes 5.911s, 2016 (Spain)	300,000	313,473
Santander UK PLC 144A unsec. sub. notes 5s, 2023 (United Kingdom)	525,000	563,465
Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s, 2017 (Russia)	300,000	291,999
Select Income REIT sr. unsec. unsub. notes 3.6s, 2020 R	50,000	51,266
Select Income REIT sr. unsec. unsub. notes 2.85s, 2018 R	50,000	50,428
Simon Property Group LP sr. unsec. unsub. notes 3 3/8s, 2022 R	155,000	161,244
Simon Property Group LP 144A sr. unsec. unsub. notes 1 1/2s, 2018 R	476,000	476,912
Societe Generale SA 144A jr. unsec. sub. FRB bonds 7 7/8s, perpetual maturity (France)	210,000	216,300
Springleaf Finance Corp. sr. unsec. notes 5 1/4s, 2019	20,000	19,775
Springleaf Finance Corp. sr. unsec. unsub. notes 7 3/4s, 2021	25,000	27,375
Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020	173,000	173,865

54     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.5%)* cont.	Principal amount	Value
Financials cont.
Standard Chartered Bank 144A unsec. sub. notes 8s, 2031 (United Kingdom)	$345,000	$470,106
Standard Chartered PLC unsec. sub. notes 5.7s, 2022 (United Kingdom)	595,000	660,986
Svenska Handelsbanken AB company guaranty sr. unsec. notes 2 7/8s, 2017 (Sweden)	272,000	281,203
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec. notes 4 1/4s, 2042	435,000	465,339
TIERS Trust/United States 144A sr. bonds stepped-coupon zero % (8 1/8s, 3/15/18), 2046 ††	480,000	501,600
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes 8 1/2s, 2018	17,000	12,070
Travelers Property Casualty Corp. sr. unsec. unsub. bonds 7 3/4s, 2026	190,000	259,975
UBS AG/Stamford, CT sr. unsec. unsub. notes Ser. BKNT, 5 7/8s, 2017	469,000	520,621
US Bank of NA/Cincinnati, OH sr. unsec. notes Ser. BKNT, 1.1s, 2017	550,000	551,715
VTB Bank OJSC Via VTB Capital SA sr. unsec. notes Ser. 6, 6 1/4s, 2035 (Russia)	500,000	500,550
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 7/8s, 2018 (Russia)	1,887,000	1,835,108
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95s, 2022 (Russia)	200,000	165,632
Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	500,000	558,645
Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	60,000	65,992
Walter Investment Management Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2021	40,000	35,800
Wells Fargo & Co. jr. unsec. sub. FRB bonds Ser. U, 5 7/8s, perpetual maturity	285,000	301,388
Wells Fargo & Co. sr. unsec. notes 2.1s, 2017	517,000	528,162
Westpac Banking Corp. sr. unsec. bonds 3s, 2015 (Australia)	155,000	157,682
Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)	80,000	89,817
Westpac Banking Corp. sr. unsec. unsub. notes 2 1/4s, 2018 (Australia)	95,000	96,973
WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R	170,000	175,901
ZFS Finance USA Trust V 144A FRB bonds 6 1/2s, 2037	426,000	450,495
		57,506,049
Health care (1.7%)
AbbVie, Inc. sr. unsec. unsub. notes 2.9s, 2022	525,000	519,571
AbbVie, Inc. sr. unsec. unsub. notes 1 3/4s, 2017	471,000	472,671
Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes 6 1/8s, 2021	100,000	103,750
Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes 5 1/8s, 2022	50,000	50,063
Acadia Healthcare Co., Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2023	15,000	15,263
Actavis Funding SCS company guaranty sr. unsec. unsub. notes 4 3/4s, 2045 (Luxembourg)	458,000	486,788
Actavis Funding SCS company guaranty sr. unsec. unsub. notes 3.45s, 2022 (Luxembourg)	458,000	469,119

Dynamic Asset Allocation Conservative Fund     55

CORPORATE BONDS AND NOTES (24.5%)* cont.		Principal amount	Value
Health care cont.
Actavis Funding SCS company guaranty sr. unsec. unsub. notes 2.35s, 2018 (Luxembourg)		$385,000	$390,207
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037		318,000	444,132
Amgen, Inc. sr. unsec. notes 3.45s, 2020		500,000	526,177
Amgen, Inc. sr. unsec. unsub. notes 2 1/8s, 2017		525,000	534,647
AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037 (United Kingdom)		99,000	134,655
AstraZeneca PLC sr. unsub. notes 5.9s, 2017 (United Kingdom)		525,000	584,207
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. company guaranty sr. unsec. notes 7 3/4s, 2019		40,000	41,700
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. company guaranty sr. unsec. notes 6s, 2021		50,000	53,500
Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡		44,000	44,715
Catamaran Corp. company guaranty sr. unsec. bonds 4 3/4s, 2021		50,000	55,563
Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022		65,000	67,438
CHS/Community Health Systems, Inc. company guaranty sr. notes 5 1/8s, 2021		10,000	10,300
CHS/Community Health Systems, Inc. company guaranty sr. notes 5 1/8s, 2018		10,000	10,313
CHS/Community Health Systems, Inc. company guaranty sr. unsec. notes 6 7/8s, 2022		10,000	10,688
Cigna Corp. sr. unsec. unsub. notes 4 1/2s, 2021		350,000	392,952
ConvaTec Healthcare D SA 144A sr. notes 7 3/8s, 2017 (Luxembourg)	EUR	100,000	111,697
Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022		$73,000	64,788
DaVita HealthCare Partners, Inc. company guaranty sr. unsec. notes 5 1/8s, 2024		35,000	35,700
Endo Finance, LLC 144A company guaranty sr. unsec. notes 5 3/4s, 2022		23,000	23,575
Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr. unsec. unsub. notes 5 3/8s, 2023		40,000	40,000
Halyard Health, Inc. 144A sr. unsec. notes 6 1/4s, 2022		45,000	47,138
HCA, Inc. company guaranty sr. notes 3 3/4s, 2019		90,000	91,125
HCA, Inc. company guaranty sr. unsec. bonds 5 3/8s, 2025		15,000	15,731
HCA, Inc. sr. notes 6 1/2s, 2020		130,000	146,250
HCA, Inc. sr. unsec. notes 7 1/2s, 2022		14,000	16,310
IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr. unsec. notes 8 3/8s, 2019		44,000	45,760
Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡		55,000	56,238
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec. notes 9 1/2s, 2019		75,000	80,625
JLL/Delta Dutch Newco BV 144A sr. unsec. notes 7 1/2s, 2022 (Netherlands)		64,000	66,560
Johnson & Johnson sr. unsec. notes 5.15s, 2018		329,000	371,017
Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes 10 1/2s, 2018		88,000	95,260
Medtronic PLC 144A sr. unsec. notes 4 3/8s, 2035		190,000	206,614
Medtronic PLC 144A sr. unsec. notes 3 1/2s, 2025		190,000	198,624
Merck & Co., Inc. sr. unsec. unsub. notes 1.3s, 2018		453,000	453,498

56     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.5%)* cont.	Principal amount	Value
Health care cont.
Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022 R	$65,000	$68,656
Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 4.95s, 2024 R	220,000	231,792
Omega Healthcare Investors, Inc. 144A company guaranty sr. unsec. notes 4 1/2s, 2027 R	680,000	664,700
Omnicare, Inc. sr. unsec. notes 5s, 2024	10,000	10,413
Omnicare, Inc. sr. unsec. notes 4 3/4s, 2022	235,000	242,638
Par Pharmaceutical Cos., Inc. company guaranty sr. unsec. unsub. notes 7 3/8s, 2020	70,000	73,850
Service Corporation International sr. unsec. unsub. notes 5 3/8s, 2024	244,000	254,980
Service Corporation International sr. unsec. unsub. notes 5 3/8s, 2022	54,000	56,430
Teleflex, Inc. company guaranty sr. unsec. sub. notes 6 7/8s, 2019	40,000	41,700
Teleflex, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2024	30,000	30,600
Tenet Healthcare Corp. company guaranty sr. bonds 4 1/2s, 2021	24,000	23,520
Tenet Healthcare Corp. company guaranty sr. bonds 4 3/8s, 2021	39,000	38,123
Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	63,000	68,276
Tenet Healthcare Corp. company guaranty sr. notes 6s, 2020	60,000	63,600
Teva Pharmaceutical Finance II BV/Teva Pharmaceutical Finance III, LLC company guaranty sr. unsec. unsub. notes 3s, 2015 (Curacao)	410,000	411,875
United Surgical Partners International, Inc. company guaranty sr. unsec. unsub. notes 9s, 2020	47,000	50,466
UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018	235,000	265,932
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	345,000	395,999
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95s, 2042	540,000	553,499
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2 3/4s, 2023	535,000	540,145
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 7s, 2020	17,000	17,744
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 6 3/8s, 2020	73,000	75,829
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2021	4,000	4,060
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 5 1/2s, 2023	25,000	25,281
Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes 6 3/4s, 2018	37,000	38,989
VRX Escrow Corp. 144A sr. unsec. notes 6 1/8s, 2025 (Canada)	55,000	56,925
VRX Escrow Corp. 144A sr. unsec. notes 5 7/8s, 2023 (Canada)	55,000	56,375
VRX Escrow Corp. 144A sr. unsec. notes 5 3/8s, 2020 (Canada)	65,000	65,569
WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020	40,000	42,000
		12,054,895

Dynamic Asset Allocation Conservative Fund     57

CORPORATE BONDS AND NOTES (24.5%)* cont.	Principal amount	Value
Miscellaneous (0.1%)
Peachtree Corners Funding Trust 144A company guaranty sr. unsec. unsub. bonds 3.976s, 2025	$745,000	$755,753
		755,753
Technology (1.2%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub. notes 6 3/8s, 2020	70,000	73,150
Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	453,000	460,014
Apple, Inc. sr. unsec. unsub. notes 3.45s, 2045	472,000	443,442
Apple, Inc. sr. unsec. unsub. notes 3.45s, 2024	275,000	290,975
Apple, Inc. sr. unsec. unsub. notes 2.1s, 2019	25,000	25,537
Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	34,000	28,900
Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	97,000	96,273
Cisco Systems, Inc. company guaranty sr. unsec. unsub. notes 3.15s, 2017	595,000	622,255
Cisco Systems, Inc. sr. unsec. unsub. notes 1.1s, 2017	238,000	239,534
eBay, Inc. sr. unsec. unsub. notes 1.35s, 2017	525,000	524,370
Fidelity National Information Services, Inc. company guaranty sr. unsec. unsub. notes 5s, 2022	76,000	80,584
First Data Corp. company guaranty sr. unsec. notes 12 5/8s, 2021	10,000	11,850
First Data Corp. company guaranty sr. unsec. sub. notes 11 3/4s, 2021	50,000	57,813
First Data Corp. 144A company guaranty notes 8 1/4s, 2021	257,000	274,990
Freescale Semiconductor, Inc. company guaranty sr. unsec. notes 10 3/4s, 2020	8,000	8,700
Freescale Semiconductor, Inc. 144A company guaranty sr. notes 5s, 2021	24,000	25,320
Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022	39,000	42,461
Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	588,000	651,300
Hewlett-Packard Co. sr. unsec. unsub. notes 2.6s, 2017	447,000	458,319
Honeywell International, Inc. sr. unsec. unsub. notes 5 3/8s, 2041	255,000	327,772
Honeywell International, Inc. sr. unsec. unsub. notes 4 1/4s, 2021	150,000	168,834
IBM Corp. sr. unsec. unsub. notes 1 7/8s, 2022	675,000	639,371
Infor US, Inc. 144A sr. unsec. notes 6 1/2s, 2022	80,000	82,000
Intel Corp. sr. unsec. unsub. notes 1.35s, 2017	525,000	527,647
Iron Mountain, Inc. company guaranty sr. sub. notes 7 3/4s, 2019 R	23,000	24,466
Iron Mountain, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023 R	47,000	49,468
Jabil Circuit, Inc. sr. unsec. notes 8 1/4s, 2018	50,000	57,875
Micron Technology, Inc. sr. unsec. bonds 5 7/8s, 2022	85,000	89,718
Micron Technology, Inc. 144A sr. unsec. notes 5 1/4s, 2023	55,000	55,963
Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	475,000	526,137
Oracle Corp. sr. unsec. unsub. notes 5 3/8s, 2040	310,000	380,297
Oracle Corp. sr. unsec. unsub. notes 2 1/2s, 2022	200,000	199,951
SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	200,000	204,250
SunGard Data Systems, Inc. company guaranty sr. unsec. sub. notes 6 5/8s, 2019	33,000	33,990
58     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.5%)* cont.	Principal amount	Value
Technology cont.
Syniverse Holdings, Inc. company guaranty sr. unsec. notes 9 1/8s, 2019	$34,000	$33,490
Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	164,000	185,578
		8,002,594
Transportation (0.2%)
Air Medical Group Holdings, Inc. company guaranty sr. notes 9 1/4s, 2018	92,000	96,600
Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	65,000	78,238
Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes 5 3/4s, 2040	300,000	374,343
CSX Corp. sr. unsec. unsub. notes 4.1s, 2044	370,000	385,352
Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	95,967	110,842
FedEx Corp. company guaranty sr. unsec. unsub. notes 2 5/8s, 2022	75,000	74,956
Kansas City Southern Railway Co. (The) company guaranty sr. unsec. notes 4.3s, 2043	71,000	74,988
United Airlines 2014-2 Class A Pass Through Trust sr. notes Ser. A, 3 3/4s, 2026	260,000	271,375
United AirLines, Inc. pass-through certificates Ser. 07-A, 6.636s, 2022	85,621	92,792
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr. unsec. notes 6 3/8s, 2023	53,000	53,000
		1,612,486
Utilities and power (1.9%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	30,000	34,275
AES Corp./Virginia (The) sr. unsec. notes 5 1/2s, 2025	100,000	99,000
AES Corp./Virginia (The) sr. unsec. unsub. notes 8s, 2017	60,000	69,375
AES Corp./Virginia (The) sr. unsec. unsub. notes 7 3/8s, 2021	100,000	111,000
AES Corp./Virginia (The) sr. unsec. unsub. notes 4 7/8s, 2023	20,000	19,575
Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	120,000	150,726
Appalachian Power Co. sr. unsec. unsub. notes 4.6s, 2021	245,000	272,394
Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	60,000	67,595
Beaver Valley Funding Corp. sr. bonds 9s, 2017	62,000	66,960
Calpine Corp. sr. unsec. notes 5 3/4s, 2025	100,000	100,750
Calpine Corp. 144A company guaranty sr. notes 6s, 2022	13,000	13,910
Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024	10,000	10,838
Colorado Interstate Gas Co., LLC sr. unsec. debs. 6.85s, 2037	25,000	28,495
Commonwealth Edison Co. 1st mtge. bonds 5.9s, 2036	208,000	273,254
Consolidated Edison Co. of New York, Inc. sr. unsec. notes 7 1/8s, 2018	402,000	478,812
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes 4.2s, 2042	205,000	219,529
DPL, Inc. sr. unsec. notes 6 1/2s, 2016	13,000	13,650
Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016	435,000	444,539
Dynegy Finance I, Inc./Dynegy Finance II, Inc. 144A company guaranty sr. notes 7 5/8s, 2024	5,000	5,238
Dynegy Finance I, Inc./Dynegy Finance II, Inc. 144A company guaranty sr. notes 7 3/8s, 2022	5,000	5,256
Dynegy Finance I, Inc./Dynegy Finance II, Inc. 144A company guaranty sr. notes 6 3/4s, 2019	90,000	93,150

Dynamic Asset Allocation Conservative Fund     59

CORPORATE BONDS AND NOTES (24.5%)* cont.	Principal amount	Value
Utilities and power cont.
EDP Finance BV 144A sr. unsec. notes 5 1/4s, 2021 (Netherlands)	$200,000	$216,786
Electricite de France (EDF) 144A jr. unsec. sub. FRN notes 5 5/8s, perpetual maturity (France)	835,000	885,484
Electricite de France (EDF) 144A sr. unsec. notes 6.95s, 2039 (France)	70,000	98,013
Electricite de France (EDF) 144A sr. unsec. notes 6 1/2s, 2019 (France)	245,000	286,541
Electricite de France (EDF) 144A unsec. sub. FRN notes 5 1/4s, perpetual maturity (France)	1,180,000	1,230,150
Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc. 144A notes 11 3/4s, 2022 (In default) †	39,671	43,539
Energy Transfer Equity LP company guaranty sr. unsec. notes 7 1/2s, 2020	34,000	38,080
Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	140,000	161,671
Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	120,000	130,728
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. notes 4.85s, 2042	375,000	400,904
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. notes 6 7/8s, 2019	19,000	19,475
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2022	30,000	30,600
EP Energy, LLC/Everest Acquisition Finance, Inc. sr. unsec. notes 9 3/8s, 2020	87,000	91,133
FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	196,000	205,153
FirstEnergy Corp. sr. unsec. unsub. notes 2 3/4s, 2018	33,000	33,795
GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	57,000	57,713
ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	225,000	251,608
Kansas Gas and Electric Co. bonds 5.647s, 2021	40,512	40,917
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 5.4s, 2044	115,000	119,145
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 3 1/2s, 2021	505,000	508,342
Kinder Morgan, Inc./DE company guaranty sr. unsec. unsub. notes 4.3s, 2025	210,000	215,553
Kinder Morgan, Inc./DE sr. notes Ser. GMTN, 7 3/4s, 2032	17,000	20,923
MidAmerican Funding, LLC sr. bonds 6.927s, 2029	430,000	582,359
Nevada Power Co. mtge. notes 7 1/8s, 2019	310,000	371,163
NiSource Finance Corp. company guaranty sr. unsec. notes 6 1/8s, 2022	130,000	156,124
NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021	110,000	118,250
NRG Yield Operating, LLC 144A company guaranty sr. unsec. notes 5 3/8s, 2024	25,000	26,000
NSTAR Electric Co. sr. unsec. unsub. notes 2 3/8s, 2022 (Canada)	350,000	345,036
Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022	135,000	148,051
Oncor Electric Delivery Co., LLC 144A sr. bonds 3 3/4s, 2045	560,000	561,162
Pacific Gas & Electric Co. sr. unsec. notes 6.05s, 2034	153,000	199,890
Potomac Edison Co. (The) 144A sr. bonds 5.8s, 2016	985,000	1,038,603

60     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.5%)* cont.	Principal amount	Value
Utilities and power cont.
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub. notes 4.2s, 2022	$465,000	$505,116
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub. notes 3.4s, 2023	15,000	15,553
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5 1/2s, 2040	215,000	280,107
Puget Sound Energy, Inc. jr. sub. FRN notes Ser. A, 6.974s, 2067	467,000	474,589
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	53,000	57,505
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	34,000	35,105
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5s, 2022	25,000	26,000
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2023	44,000	44,220
Southern Star Central Corp. 144A sr. unsec. notes 5 1/8s, 2022	60,000	61,650
Teco Finance, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2015	5,000	5,022
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. 144A company guaranty sr. notes 11 1/2s, 2020 (In default) †	54,000	33,750
TransCanada PipeLines, Ltd. jr. unsec. sub. FRN notes 6.35s, 2067 (Canada)	155,000	150,350
Union Electric Co. sr. notes 6.4s, 2017	265,000	293,142
West Penn Power Co. 144A sr. bonds 5.95s, 2017	45,000	50,054
		13,243,375
Total corporate bonds and notes (cost $163,500,939)		$171,717,494

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (19.3%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (5.1%)
Government National Mortgage Association Pass-Through Certificates
3 1/2s, TBA, May 1, 2045	$33,000,000	$34,650,000
3 1/2s, TBA, April 1, 2045	1,000,000	1,052,500
		35,702,500
U.S. Government Agency Mortgage Obligations (14.2%)
Federal National Mortgage Association Pass-Through Certificates
7s, March 1, 2018	64,012	68,439
6s, TBA, April 1, 2045	14,000,000	15,964,375
4 1/2s, TBA, May 1, 2045	1,000,000	1,088,125
4 1/2s, TBA, April 1, 2045	1,000,000	1,090,938
4s, TBA, April 1, 2045	38,000,000	40,633,282
3s, TBA, April 1, 2045	20,000,000	20,450,000
3s, TBA, April 1, 2030	19,000,000	19,917,343
		99,212,502
Total U.S. government and agency mortgage obligations (cost $134,189,471)		$134,915,002

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Notes 1s, May 31, 2018 [i]	$206,000	$206,923
Total U.S. Treasury obligations (cost $206,923)		$206,923

Dynamic Asset Allocation Conservative Fund     61

MORTGAGE-BACKED SECURITIES (5.0%)*	Principal amount	Value
Agency collateralized mortgage obligations (0.6%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, 25.091s, 2037	$153,199	$243,030
IFB Ser. 2979, Class AS, 23.634s, 2034	12,357	14,907
IFB Ser. 3072, Class SB, 23.01s, 2035	252,178	384,179
IFB Ser. 3249, Class PS, 21.699s, 2036	215,047	320,722
IFB Ser. 3065, Class DC, 19.337s, 2035	227,828	335,545
IFB Ser. 2990, Class LB, 16 1/2s, 2034	217,678	291,915
IFB Ser. 326, Class S2, IO, 5.776s, 2044	452,753	112,905
IFB Ser. 310, Class S4, IO, 5.776s, 2043	374,982	96,325
IFB Ser. 308, Class S1, IO, 5.776s, 2043	693,504	179,035
Ser. 3391, PO, zero %, 2037	13,546	12,374
Ser. 3300, PO, zero %, 2037	87,580	76,857
Ser. 3206, Class EO, PO, zero %, 2036	9,137	8,226
Ser. 3326, Class WF, zero %, 2035	5,098	4,078
Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.858s, 2036	53,876	99,630
IFB Ser. 06-8, Class HP, 23.93s, 2036	178,066	279,333
IFB Ser. 05-45, Class DA, 23.783s, 2035	314,198	486,953
IFB Ser. 05-75, Class GS, 19.729s, 2035	89,636	124,294
IFB Ser. 05-106, Class JC, 19.585s, 2035	69,253	105,523
IFB Ser. 05-83, Class QP, 16.942s, 2034	40,564	54,121
Ser. 418, Class C15, IO, 3 1/2s, 2043	1,102,359	205,056
Ser. 07-64, Class LO, PO, zero %, 2037	51,769	48,262
Ser. 07-14, Class KO, PO, zero %, 2037	40,827	37,697
Ser. 06-125, Class OX, PO, zero %, 2037	3,953	3,627
Ser. 06-84, Class OT, PO, zero %, 2036	5,660	5,153
Government National Mortgage Association
IFB Ser. 13-129, Class CS, IO, 5.974s, 2042	992,104	144,242
Ser. 10-9, Class UI, IO, 5s, 2040	711,589	133,143
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	147,209	25,421
Ser. 10-107, Class NI, IO, 4 1/2s, 2039	1,191,757	102,956
Ser. 10-85, Class MI, IO, 4 1/2s, 2036	1,159,816	26,490
Ser. 13-14, IO, 3 1/2s, 2042	1,563,100	193,418
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	2,891,968	315,514
Ser. 06-36, Class OD, PO, zero %, 2036	4,778	4,263
		4,475,194
Commercial mortgage-backed securities (3.4%)
Banc of America Commercial Mortgage Trust Ser. 06-5, Class A2, 5.317s, 2047	174,597	174,389
Banc of America Commercial Mortgage Trust 144A FRB Ser. 07-5, Class XW, IO, 0.368s, 2051	12,637,544	99,963
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class XC, IO, 0.603s, 2041	349,443	4,360
FRB Ser. 04-4, Class XC, IO, 0.182s, 2042	663,355	1,536
Ser. 05-1, Class XW, IO, 0.005s, 2042	3,515,724	35
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 06-PW12, Class AJ, 5.742s, 2038	168,000	172,490
Ser. 05-T18, Class D, 5.134s, 2042	248,000	253,503
FRB Ser. 04-PR3I, Class X1, IO, 0.33s, 2041	403,825	920

62     Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (5.0%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.438s, 2039	$273,000	$273,983
FRB Ser. 06-PW11, Class C, 5.438s, 2039	191,000	191,193
FRB Ser. 06-PW14, Class X1, IO, 0.642s, 2038	7,920,469	112,233
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class E, 5.569s, 2047	196,000	215,798
Citigroup Commercial Mortgage Trust FRB Ser. 05-C3, Class AJ, 4.96s, 2043	260,099	259,602
Citigroup Commercial Mortgage Trust 144A FRB Ser. 06-C5, Class XC, IO, 0.535s, 2049	64,281,707	578,535
COMM Mortgage Pass-Through Certificates FRB Ser. 12-CR3, Class XA, IO, 2.166s, 2045	897,221	97,006
COMM Mortgage Pass-Through Certificates FRB Ser. 14-CR14, Class XA, IO, 0.898s, 2047	19,501,325	936,649
COMM Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049	351,000	365,510
FRB Ser. 14-CR18, Class C, 4.74s, 2047	630,000	670,939
Ser. 14-UBS6, Class C, 4.467s, 2047	314,000	324,785
FRB Ser. 12-CR1, Class XA, IO, 2.109s, 2045	6,952,768	700,797
FRB Ser. 13-LC13, Class XA, IO, 1.431s, 2046	5,187,428	370,434
FRB Ser. 14-LC15, Class XA, IO, 1.415s, 2047	2,610,028	210,651
FRB Ser. 14-CR18, Class XA, IO, 1.3s, 2047	3,132,489	240,982
FRB Ser. 14-CR17, Class XA, IO, 1.207s, 2047	4,542,748	330,958
FRB Ser. 14-UBS6, Class XA, IO, 1.086s, 2047	5,026,007	357,212
FRB Ser. 06-C8, Class XS, IO, 0.518s, 2046	27,737,019	185,283
COMM Mortgage Trust 144A
Ser. 13-LC13, Class E, 3.719s, 2046	274,000	210,237
FRB Ser. 07-C9, Class AJFL, 0.865s, 2049	529,000	511,606
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB Ser. 03-C3, Class AX, IO, 1.839s, 2038	273,543	18
DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	200,079	201,017
FFCA Secured Franchise Loan Trust 144A FRB Ser. 00-1, Class X, IO, 0.982s, 2020	417,943	6,386
First Union National Bank-Bank of America, NA Commercial Mortgage Trust 144A FRB Ser. 01-C1, Class 3, IO, 1.394s, 2033	72,830	117
GCCFC Commercial Mortgage Trust FRB Ser. 05-GG3, Class E, 5.087s, 2042	219,000	218,720
GE Business Loan Trust 144A FRB Ser. 04-2, Class D, 2.925s, 2032	28,485	23,899
GE Capital Commercial Mortgage Corp. 144A FRB Ser. 05-C3, Class XC, IO, 0.139s, 2045	123,320,336	15,150
GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1, Class AJ, 5.271s, 2044	264,000	267,279
GMAC Commercial Mortgage Securities, Inc. Trust Ser. 04-C2, Class A4, 5.301s, 2038	5,402	5,407
GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB Ser. 05-C1, Class X1, IO, 0.585s, 2043	4,404,867	5,559

Dynamic Asset Allocation Conservative Fund     63

MORTGAGE-BACKED SECURITIES (5.0%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
GS Mortgage Securities Corp. II
Ser. 05-GG4, Class B, 4.841s, 2039	$1,015,000	$1,013,772
FRB Ser. 13-GC10, Class XA, IO, 1.724s, 2046	4,753,586	452,922
GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.637s, 2045	503,000	536,148
FRB Ser. 11-GC3, Class D, 5.555s, 2044	418,000	455,835
FRB Ser. 12-GC6, Class E, 5s, 2045	478,000	426,839
FRB Ser. 06-GG6, Class XC, IO, 0.004s, 2038	13,137,807	5,373
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C25, Class C, 4.45s, 2047	250,000	262,186
FRB Ser. 14-C25, Class XA, IO, 1.018s, 2047	1,648,369	114,234
JPMorgan Chase Commercial Mortgage Securities Corp. 144A FRB Ser. 12-LC9, Class D, 4.422s, 2047	224,000	231,308
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.075s, 2051	128,500	135,305
FRB Ser. 06-LDP7, Class B, 5.841s, 2045	251,000	177,394
Ser. 06-LDP8, Class B, 5.52s, 2045	171,000	172,465
Ser. 06-LDP8, Class AJ, 5.48s, 2045	1,459,000	1,499,687
FRB Ser. 13-C10, Class C, 4.159s, 2047	455,000	472,535
FRB Ser. 13-C13, Class C, 4.056s, 2046	186,000	191,377
FRB Ser. 06-LDP8, Class X, IO, 0.535s, 2045	8,960,748	53,307
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class B, 6.175s, 2051	267,000	271,210
FRB Ser. 07-CB20, Class C, 6.175s, 2051	192,000	183,727
FRB Ser. 12-C6, Class E, 5.208s, 2045	333,000	347,487
FRB Ser. 05-CB12, Class X1, IO, 0.372s, 2037	5,839,646	4,783
FRB Ser. 06-LDP6, Class X1, IO, 0.075s, 2043	13,275,936	15,320
LB Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	62,561	66,471
Ser. 98-C4, Class H, 5.6s, 2035	184,608	192,297
LB-UBS Commercial Mortgage Trust
Ser. 06-C7, Class A2, 5.3s, 2038	187,580	187,805
Ser. 06-C1, Class AJ, 5.276s, 2041	194,000	197,317
LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 04-C4, Class H, 6.645s, 2036	500,000	499,250
FRB Ser. 06-C7, Class XCL, IO, 0.634s, 2038	12,591,199	113,976
FRB Ser. 05-C2, Class XCL, IO, 0.548s, 2040	1,099,780	196
FRB Ser. 05-C7, Class XCL, IO, 0.216s, 2040	16,147,423	18,618
Merrill Lynch Mortgage Investors Trust FRB Ser. 96-C2, Class JS, IO, 2.371s, 2028	886	—
Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.837s, 2050	57,163	57,245
Ser. 05-CIP1, Class AM, 5.107s, 2038	195,000	197,892
Merrill Lynch Mortgage Trust 144A
FRB Ser. 05-MCP1, Class XC, IO, 0.646s, 2043	5,606,849	2,512
FRB Ser. 04-KEY2, Class XC, IO, 0.478s, 2039	816,320	1,576

64     Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (5.0%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 06-C4, Class X, IO, 5.228s, 2045	$1,388,935	$188,479
FRB Ser. 05-C3, Class X, IO, 5.199s, 2044	333,401	7,502
FRB Ser. 07-C5, Class X, IO, 4.742s, 2049	234,843	26,420
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C11, Class C, 4.416s, 2046	393,000	411,958
FRB Ser. 14-C17, Class XA, IO, 1.285s, 2047	3,585,886	278,552
Morgan Stanley Capital I Trust Ser. 07-HQ11, Class C, 5.558s, 2044	225,000	222,233
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class E, 5.183s, 2049	295,000	317,332
TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	368,683	92,171
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class D, 4.959s, 2049	242,000	250,343
FRB Ser. 12-C4, Class XA, IO, 1.844s, 2045	2,080,861	206,761
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C25, Class AJ, 5.715s, 2043	258,000	265,482
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-C17, Class F, 6.015s, 2042	289,000	288,330
FRB Ser. 05-C18, Class XC, IO, 0.441s, 2042	5,891,570	2,062
FRB Ser. 06-C26, Class XC, IO, 0.047s, 2045	6,913,051	6,153
Wells Fargo Commercial Mortgage Trust FRB Ser. 14-LC16, Class XA, IO, 1.482s, 2050	2,075,640	179,024
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12, Class D, 4.301s, 2046	950,000	906,160
WF-RBS Commercial Mortgage Trust
FRB Ser. 12-C7, Class C, 4.845s, 2045	177,000	192,613
Ser. 14-C19, Class C, 4.646s, 2047	494,000	528,185
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.467s, 2044	445,000	485,215
FRB Ser. 13-UBS1, Class D, 4.632s, 2046	748,000	746,003
FRB Ser. 12-C10, Class D, 4.458s, 2045	270,000	268,819
Ser. 14-C19, Class D, 4.234s, 2047	132,000	123,932
FRB Ser. 12-C10, Class XA, IO, 1.787s, 2045	3,725,814	361,069
FRB Ser. 13-C12, Class XA, IO, 1.49s, 2048	1,117,816	88,122
		23,596,430
Residential mortgage-backed securities (non-agency) (1.0%)
BCAP, LLC 144A FRB Ser. 13-RR1, Class 9A4, 6.322s, 2036	100,000	101,150
BCAP, LLC Trust 144A
FRB Ser. 12-RR10, Class 9A2, 2.687s, 2035	100,000	95,000
FRB Ser. 14-RR1, Class 2A2, 2.358s, 2036	350,000	304,500
FRB Ser. 15-RR2, Class 22A3, 0.361s, 2035	850,000	760,750
Bear Stearns Alt-A Trust FRB Ser. 05-7, Class 11A2, 0.854s, 2035	460,708	420,396
Countrywide Alternative Loan Trust
FRB Ser. 05-27, Class 2A1, 1.478s, 2035	218,377	180,161
FRB Ser. 05-38, Class A3, 0.524s, 2035	938,106	813,807
FRB Ser. 05-59, Class 1A1, 0.504s, 2035	527,685	428,744
FRB Ser. 07-OA10, Class 2A1, 0.424s, 2047	411,189	342,706

Dynamic Asset Allocation Conservative Fund     65

MORTGAGE-BACKED SECURITIES (5.0%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
CSMC Trust 144A FRB Ser. 13-5R, Class 1A6, 0.432s, 2036	$400,000	$328,520
Nomura Resecuritization Trust 144A FRB Ser. 14-3R, Class 3A9, 0.691s, 2035	839,000	724,141
RBSSP Resecuritization Trust 144A
FRB Ser. 10-1, Class 3A2, 5.201s, 2035	320,000	312,096
FRB Ser. 09-12, Class 16A2, 2.568s, 2035	400,000	359,000
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 06-AR1, Class 2A1B, 1.198s, 2046	363,933	325,720
FRB Ser. 06-AR3, Class A1B, 1.128s, 2046	379,863	308,828
FRB Ser. 05-AR19, Class A1C3, 0.674s, 2045	194,346	171,510
FRB Ser. 05-AR13, Class A1C3, 0.664s, 2045	353,476	311,059
FRB Ser. 05-AR9, Class A1C3, 0.654s, 2045	617,591	568,184
Wells Fargo Mortgage Loan Trust 144A FRB Ser. 12-RR2, Class 1A2, 0.351s, 2047	375,000	277,500
		7,133,772
Total mortgage-backed securities (cost $33,168,572)		$35,205,396

ASSET-BACKED SECURITIES (2.3%)*	Principal amount	Value
Station Place Securitization Trust FRB Ser. 14-3, Class A, 1.056s, 2016	$9,934,000	$9,934,000
Station Place Securitization Trust 144A FRB Ser. 14-2, Class A, 1.055s, 2016	6,199,000	6,199,000
Total asset-backed securities (cost $16,133,000)		$16,133,000

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (1.0%)*		Principal amount	Value
Argentina (Republic of) sr. unsec. bonds 8.28s, 2033 (Argentina) (In default) †		$308,448	$300,737
Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		205,000	199,260
Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015 (Argentina)		1,345,000	1,305,995
Argentina (Republic of) sr. unsec. unsub. notes Ser. LOC, 8.28s, 2033 (Argentina)		794,956	738,911
Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s, 2033 (Argentina) (In default) †		985,633	988,097
Brazil (Federal Republic of) unsec. notes 10s, 2021 (Brazil) (units)	BRL	4,564	1,301,358
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 11 3/4s, 2015 (Argentina)		$100,000	98,500
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10 7/8s, 2021 (Argentina)		100,000	104,750
Colombia (Republic of) sr. unsec. unsub. bonds 5s, 2045 (Colombia)		200,000	206,000
Croatia (Republic of) 144A sr. unsec. bonds 6s, 2024 (Croatia)		200,000	220,500
Financing of Infrastructural Projects State Enterprise 144A govt. guaranty sr. unsec. notes 8 3/8s, 2017 (Ukraine)		200,000	75,408
Indonesia (Republic of) 144A notes 5 1/4s, 2042 (Indonesia)		320,000	335,600
Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s, 2023 (Indonesia)		200,000	196,500

66     Dynamic Asset Allocation Conservative Fund

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (1.0%)* cont.	Principal amount	Value
Poland (Republic of) sr. unsec. bonds 5s, 2022 (Poland)	$175,000	$201,031
Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s, 2030 (Russia)	56,250	64,688
South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024 (South Africa)	460,000	486,450
Total foreign government and agency bonds and notes (cost $7,393,901)		$6,823,785

SENIOR LOANS (0.1%)* [c]	Principal amount	Value
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 9.005s, 2017	$550,805	$502,953
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B7, 11 3/4s, 2017	39,800	36,168
Caesars Growth Properties Holdings, LLC bank term loan FRN 6 1/4s, 2021	148,875	131,606
Neiman Marcus Group, Ltd., Inc. bank term loan FRN 4 1/4s, 2020	83,727	83,366
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.662s, 2017	82,302	49,190
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.662s, 2017	845	505
Total senior loans (cost $875,897)		$803,788

PREFERRED STOCKS (0.1%)*	Shares	Value
Ally Financial, Inc. 144A 7.00% cum. pfd.	249	$254,330
GMAC Capital Trust I Ser. 2, $2.031 cum. ARP	2,035	53,419
HSBC USA, Inc. $0.88 pfd. (United Kingdom)	7,650	176,715
M/I Homes, Inc. Ser. A, $2.438 pfd. S	2,202	56,371
Total preferred stocks (cost $392,613)		$540,835

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
EPR Properties Ser. C, $1.44 cv. pfd. R	5,720	$138,442
Total convertible preferred stocks (cost $104,547)		$138,442

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value
iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$27,000	$31,978
Jazz Technologies, Inc. 144A cv. company guaranty sr. unsec. notes 8s, 2018	59,000	101,148
Total convertible bonds and notes (cost $80,936)		$133,126

INVESTMENT COMPANIES (—%)*	Shares	Value
Hercules Technology Growth Capital, Inc.	2,834	$38,202
Solar Capital, Ltd.	2,342	47,402
Total investment companies (cost $84,366)		$85,604

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value
Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	$1.70	34,898	$—
Total warrants (cost $6,980)				$—

Dynamic Asset Allocation Conservative Fund     67

SHORT-TERM INVESTMENTS (27.3%)*	Principal amount/shares	Value
Putnam Cash Collateral Pool, LLC 0.22% [d]	Shares 1,929,452	$1,929,452
Putnam Money Market Liquidity Fund 0.09% L	Shares 46,787,594	46,787,594
Putnam Short Term Investment Fund 0.09% L	Shares 135,957,118	135,957,118
SSgA Prime Money Market Fund Class N 0.02% P	Shares 440,000	440,000
U.S. Treasury Bills with effective yields ranging from 0.02% to 0.04%, April 16, 2015 # §	$652,000	651,993
U.S. Treasury Bills with effective yields ranging from 0.01% to 0.03%, April 23, 2015 #	190,000	189,997
U.S. Treasury Bills with an effective yield of 0.03%, April 9, 2015 #	685,000	684,996
U.S. Treasury Bills with effective yields ranging from 0.02% to 0.03%, July 2, 2015 # §	130,000	129,989
U.S. Treasury Bills with effective yields ranging from zero % to 0.02%, May 21, 2015 §	315,000	314,997
U.S. Treasury Bills with effective yields ranging from 0.01% to 0.02%, May 7, 2015 # Δ §	4,550,000	4,549,931
Total short-term investments (cost $191,636,072)		$191,636,067

TOTAL INVESTMENTS
Total investments (cost $764,355,633)	$833,277,627

Key to holding’s currency abbreviations

BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
BKNT	Bank Note
bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GMTN	Global Medium Term Notes
IFB

Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
PO	Principal Only
REGS

Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

TBA	To Be Announced Commitments

68     Dynamic Asset Allocation Conservative Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2014 through March 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $700,808,366.
†	This security is non-income-producing.
††	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
Δ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
§

This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

[c]

Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F

This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P

This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
At the close of the reporting period, the fund maintained liquid assets totaling $322,327,532 to cover certain derivative contracts and delayed delivery securities.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

Dynamic Asset Allocation Conservative Fund     69

FORWARD CURRENCY CONTRACTS at 3/31/15 (aggregate face value $69,330,846) (Unaudited)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Buy	4/15/15	$283,801	$283,895	$(94)
	British Pound	Sell	6/17/15	2,186,286	2,266,711	80,425
	Canadian Dollar	Sell	4/15/15	470,025	504,123	34,098
	Euro	Buy	6/17/15	515,256	516,128	(872)
	Norwegian Krone	Buy	6/17/15	45,420	39,616	5,804
Barclays Bank PLC
	Australian Dollar	Buy	4/15/15	217,360	204,041	13,319
	Canadian Dollar	Sell	4/15/15	732,351	800,291	67,940
	Euro	Sell	6/17/15	180,399	211,165	30,766
	Hong Kong Dollar	Buy	5/20/15	267,647	267,596	51
	Japanese Yen	Sell	5/20/15	213,906	218,171	4,265
	Mexican Peso	Buy	4/15/15	479,296	492,875	(13,579)
	New Zealand Dollar	Buy	4/15/15	329,723	336,592	(6,869)
	Norwegian Krone	Buy	6/17/15	259,896	260,925	(1,029)
	Singapore Dollar	Sell	5/20/15	340,256	333,351	(6,905)
	Swedish Krona	Buy	6/17/15	252,714	260,596	(7,882)
	Swiss Franc	Buy	6/17/15	255,167	267,834	(12,667)
Citibank, N.A.
	Australian Dollar	Buy	4/15/15	516,001	528,387	(12,386)
	British Pound	Buy	6/17/15	509,580	520,178	(10,598)
	Canadian Dollar	Sell	4/15/15	1,001,862	1,003,035	1,173
	Chilean Peso	Buy	4/15/15	532,438	530,376	2,062
	Danish Krone	Sell	6/17/15	797,359	833,708	36,349
	Euro	Buy	6/17/15	24,003	25,064	(1,061)
	Japanese Yen	Sell	5/20/15	281,920	287,839	5,919
	Mexican Peso	Buy	4/15/15	478,498	473,920	4,578
	New Zealand Dollar	Sell	4/15/15	98,110	122,797	24,687
	Norwegian Krone	Buy	6/17/15	129,843	114,180	15,663
	Philippine Peso	Buy	5/20/15	246,235	250,140	(3,905)
	Swiss Franc	Sell	6/17/15	631,313	642,376	11,063
Credit Suisse International
	Australian Dollar	Buy	4/15/15	14,917	8,870	6,047
	British Pound	Sell	6/17/15	637,976	641,044	3,068
	Canadian Dollar	Sell	4/15/15	1,438,099	1,492,256	54,157
	Euro	Sell	6/17/15	952,045	994,361	42,316
	Indian Rupee	Buy	5/20/15	926,095	930,945	(4,850)
	Japanese Yen	Sell	5/20/15	981,398	1,001,429	20,031
	New Zealand Dollar	Buy	4/15/15	292,614	297,967	(5,353)
	Norwegian Krone	Sell	6/17/15	402,029	420,074	18,045
	Swedish Krona	Sell	6/17/15	258,655	266,648	7,993
	Swiss Franc	Sell	6/17/15	1,802,276	1,833,177	30,901

70     Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 3/31/15 (aggregate face value $69,330,846) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Deutsche Bank AG
	Australian Dollar	Buy	4/15/15	$5,860	$9,905	$(4,045)
	British Pound	Buy	6/17/15	7,561	7,839	(278)
	Canadian Dollar	Sell	4/15/15	734,877	734,076	(801)
	Euro	Sell	6/17/15	568,859	616,927	48,068
	New Zealand Dollar	Buy	4/15/15	326,811	313,003	13,808
	Norwegian Krone	Sell	6/17/15	402,611	420,710	18,099
	Polish Zloty	Sell	6/17/15	494,253	503,129	8,876
	Swedish Krona	Sell	6/17/15	312,248	321,988	9,740
	Turkish Lira	Buy	6/17/15	145,659	158,236	(12,577)
Goldman Sachs International
	Australian Dollar	Buy	4/15/15	510,521	529,583	(19,062)
	British Pound	Sell	6/17/15	2,998,471	3,108,833	110,362
	Canadian Dollar	Sell	4/15/15	139,570	127,254	(12,316)
	Euro	Buy	6/17/15	644,743	673,306	(28,563)
	Japanese Yen	Sell	5/20/15	1,106,827	1,128,766	21,939
	New Zealand Dollar	Buy	4/15/15	464,121	473,945	(9,824)
	Norwegian Krone	Sell	6/17/15	14,223	14,865	642
HSBC Bank USA, National Association
	Australian Dollar	Sell	4/15/15	359,602	389,014	29,412
	British Pound	Sell	6/17/15	2,187,917	2,268,520	80,603
	Canadian Dollar	Sell	4/15/15	807,189	855,519	48,330
	Chinese Yuan (Onshore)	Buy	5/20/15	516,066	518,035	(1,969)
	Euro	Sell	6/17/15	21,958	9,361	(12,597)
	Japanese Yen	Sell	5/20/15	487,657	497,410	9,753
	New Taiwan Dollar	Sell	5/20/15	521,136	515,834	(5,302)
	New Zealand Dollar	Buy	4/15/15	235,570	240,520	(4,950)
	Swedish Krona	Buy	6/17/15	37,143	38,310	(1,167)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/15/15	515,316	543,257	(27,941)
	British Pound	Buy	6/17/15	481,855	488,441	(6,586)
	Canadian Dollar	Sell	4/15/15	738,430	764,710	26,280
	Euro	Sell	6/17/15	3,168,389	3,286,939	118,550
	Indian Rupee	Buy	5/20/15	620,335	624,310	(3,975)
	Malaysian Ringgit	Sell	5/20/15	28,072	33,571	5,499
	Mexican Peso	Buy	4/15/15	612,227	613,538	(1,311)
	New Zealand Dollar	Sell	4/15/15	127,977	121,057	(6,920)
	Norwegian Krone	Sell	6/17/15	29,636	42,936	13,300
	Philippine Peso	Buy	5/20/15	246,235	250,197	(3,962)
	Singapore Dollar	Sell	5/20/15	593,828	603,917	10,089
	South Korean Won	Sell	5/20/15	513,073	511,526	(1,547)
	Swedish Krona	Buy	6/17/15	87,726	101,642	(13,916)
	Swiss Franc	Buy	6/17/15	116,539	112,482	4,057
Dynamic Asset Allocation Conservative Fund     71

FORWARD CURRENCY CONTRACTS at 3/31/15 (aggregate face value $69,330,846) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	4/15/15	$329,388	$336,315	$(6,927)
	British Pound	Buy	6/17/15	384,001	422,404	(38,403)
	Canadian Dollar	Sell	4/15/15	659,724	694,292	34,568
	Euro	Sell	6/17/15	152,951	176,969	24,018
	New Zealand Dollar	Sell	4/15/15	75,860	69,008	(6,852)
	Norwegian Krone	Buy	6/17/15	82,007	79,633	2,374
	Singapore Dollar	Sell	5/20/15	931,027	948,244	17,217
	Swedish Krona	Buy	6/17/15	507,555	523,477	(15,922)
	Swedish Krona	Sell	6/17/15	520,518	519,714	(804)
State Street Bank and Trust Co.
	Australian Dollar	Sell	4/15/15	59,743	68,668	8,925
	British Pound	Sell	6/17/15	1,472,104	1,510,191	38,087
	Canadian Dollar	Sell	4/15/15	1,009,756	1,031,416	21,660
	Chilean Peso	Buy	4/15/15	633	7,902	(7,269)
	Euro	Buy	6/17/15	720,304	730,745	(10,441)
	Hungarian Forint	Buy	6/17/15	505,176	517,286	(12,110)
	Israeli Shekel	Buy	4/15/15	1,019,253	1,042,605	(23,352)
	Israeli Shekel	Sell	4/15/15	1,019,253	1,016,432	(2,821)
	Japanese Yen	Sell	5/20/15	474,754	484,441	9,687
	Malaysian Ringgit	Buy	5/20/15	39,203	38,064	1,139
	New Zealand Dollar	Buy	4/15/15	105,054	101,942	3,112
	Norwegian Krone	Buy	6/17/15	23,850	24,915	(1,065)
	Singapore Dollar	Sell	5/20/15	492,807	501,985	9,178
	Swedish Krona	Sell	6/17/15	240,961	248,329	7,368
	Swiss Franc	Sell	6/17/15	40,773	41,474	701
	Turkish Lira	Sell	6/17/15	141,056	124,168	(16,888)
UBS AG
	Australian Dollar	Sell	4/15/15	1,417,936	1,494,558	76,622
	British Pound	Buy	6/17/15	6,901,346	7,163,641	(262,295)
	Canadian Dollar	Sell	4/15/15	255,853	274,252	18,399
	Chilean Peso	Buy	4/15/15	633	8,054	(7,421)
	Euro	Sell	6/17/15	1,369,568	1,424,127	54,559
	Japanese Yen	Sell	5/20/15	166,710	170,198	3,488
	New Taiwan Dollar	Sell	5/20/15	521,139	513,649	(7,490)
	New Zealand Dollar	Sell	4/15/15	72,798	60,701	(12,097)
	Norwegian Krone	Buy	6/17/15	495,892	491,557	4,335
	Norwegian Krone	Sell	6/17/15	495,892	512,505	16,613
	Swedish Krona	Buy	6/17/15	4,534	21,375	(16,841)
WestPac Banking Corp.
	Australian Dollar	Sell	4/15/15	253,662	267,408	13,746
	Canadian Dollar	Sell	4/15/15	503,101	546,311	43,210
	Euro	Sell	6/17/15	506,537	529,053	22,516

72     Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 3/31/15 (aggregate face value $69,330,846) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
WestPac Banking Corp. cont.
	Japanese Yen	Sell	5/20/15	$878,869	$896,824	$17,955
	New Zealand Dollar	Buy	4/15/15	626,742	639,922	(13,180)
Total						$817,767

FUTURES CONTRACTS OUTSTANDING at 3/31/15 (Unaudited)
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
Amsterdam Exchange index (Long)	64	$6,730,895	Apr-15	$(78,607)
DAX Index (Short)	21	6,780,004	Jun-15	39,296
Euro STOXX 50 Index (Long)	214	8,355,061	Jun-15	60,356
MSCI EAFE Index Mini (Short)	227	20,769,365	Jun-15	(110,856)
Russell 2000 Index Mini (Short)	199	24,853,110	Jun-15	(488,543)
S&P 500 Index (Long)	20	10,304,000	Jun-15	120,125
S&P 500 Index E-Mini (Long)	179	18,444,160	Jun-15	141,741
S&P 500 Index E-Mini (Short)	391	40,288,640	Jun-15	(482,335)
S&P Mid Cap 400 Index E-Mini (Long)	9	1,367,820	Jun-15	33,371
S&P Mid Cap 400 Index E-Mini (Short)	39	5,927,220	Jun-15	(139,589)
SPI 200 Index (Short)	35	3,922,688	Jun-15	(28,111)
U.S. Treasury Bond 30 yr (Long)	55	9,013,125	Jun-15	82,141
U.S. Treasury Bond 30 yr (Short)	3	491,625	Jun-15	(2,818)
U.S. Treasury Bond Ultra 30 yr (Long)	112	19,026,000	Jun-15	615,941
U.S. Treasury Bond Ultra 30 yr (Short)	2	339,750	Jun-15	(11,035)
U.S. Treasury Note 2 yr (Long)	298	65,308,563	Jun-15	235,063
U.S. Treasury Note 2 yr (Short)	45	9,862,031	Jun-15	(34,793)
U.S. Treasury Note 5 yr (Long)	461	55,417,242	Jun-15	619,270
U.S. Treasury Note 5 yr (Short)	48	5,770,125	Jun-15	(47,642)
U.S. Treasury Note 10 yr (Long)	129	16,628,906	Jun-15	247,501
U.S. Treasury Note 10 yr (Short)	110	14,179,688	Jun-15	16,203
Total				$786,679

TBA SALE COMMITMENTS OUTSTANDING at 3/31/15 (proceeds receivable $1,088,750) (Unaudited)
Agency	Principal amount	Settlement date	Value
Federal National Mortgage Association, 4 1/2s, April 1, 2045	$1,000,000	4/14/15	$1,090,938
Total			$1,090,938

Dynamic Asset Allocation Conservative Fund     73

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited)
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$766,000	$(10)	3/12/25	2.236%	3 month USD-LIBOR-BBA	$(15,472)
2,300,000 E	(64,399)	6/17/45	3 month USD-LIBOR-BBA	2.50%	(21,628)
997,000 E	27,586	6/17/45	2.50%	3 month USD-LIBOR-BBA	9,046
7,700,000 E	(74,936)	6/17/25	3 month USD-LIBOR-BBA	2.20%	7,131
16,168,000 E	149,537	6/17/25	2.20%	3 month USD-LIBOR-BBA	(22,782)
1,894,000	(15)	1/22/20	1.45125%	3 month USD-LIBOR-BBA	46
931,000	(12)	1/22/25	3 month USD-LIBOR-BBA	1.921%	(5,538)
325,000	(11)	1/22/45	3 month USD-LIBOR-BBA	2.31125%	(4,822)
795,000	(10)	1/22/25	3 month USD-LIBOR-BBA	1.92125%	(4,710)
135,000	(2)	2/3/25	3 month USD-LIBOR-BBA	1.791%	(2,534)
220,000	(2)	2/5/20	1.45%	3 month USD-LIBOR-BBA	190
220,000	(2)	2/5/20	1.45873%	3 month USD-LIBOR-BBA	96
179,000	(2)	2/6/25	1.9805%	3 month USD-LIBOR-BBA	238
179,000	(2)	2/6/25	1.98407%	3 month USD-LIBOR-BBA	179
11,591,000	383	2/6/17	3 month USD-LIBOR-BBA	0.776%	14,679
262,000	130	2/6/20	3 month USD-LIBOR-BBA	1.48%	269
1,291,000	(1,474)	2/6/25	1.9575%	3 month USD-LIBOR-BBA	3,021
550,000	1,578	2/6/45	2.36%	3 month USD-LIBOR-BBA	4,187
10,000	—	2/17/45	3 month USD-LIBOR-BBA	2.462%	175
10,000	—	2/17/45	3 month USD-LIBOR-BBA	2.46318%	175
29,000,000 E	(40,918)	6/17/17	3 month USD-LIBOR-BBA	1.10%	50,867
61,256,000 E	76,255	6/17/17	1.10%	3 month USD-LIBOR-BBA	(117,620)
28,200,000 E	(122,949)	6/17/20	3 month USD-LIBOR-BBA	1.80%	121,860

74     Dynamic Asset Allocation Conservative Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$17,554,000 E	$78,321	6/17/20	1.80%	3 month USD-LIBOR-BBA	$(71,799)
2,797,000	(10)	3/23/17	0.843%	3 month USD-LIBOR-BBA	(3,093)
1,008,000	(8)	3/25/20	1.5485%	3 month USD-LIBOR-BBA	(1,149)
168,000	(2)	3/25/25	2.009%	3 month USD-LIBOR-BBA	282
443,000	(6)	3/26/25	3 month USD-LIBOR-BBA	1.964%	(2,631)
886,000	(12)	3/26/25	3 month USD-LIBOR-BBA	1.96065%	(5,537)
553,000	(7)	3/26/25	3 month USD-LIBOR-BBA	1.9665%	(3,157)
1,107,000	(15)	3/26/25	3 month USD-LIBOR-BBA	1.96943%	(6,017)
Total	$28,986	$(76,048)
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited)
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
$56,040	$—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$(715)
922,068	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(11,615)
177,476	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(2,236)
4,065	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	37
19,545	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	98
5,667	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	27
398,410	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	3,207

Dynamic Asset Allocation Conservative Fund     75

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
$1,201,057	$—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	$6,039
55,186	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	277
9,273	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	44
30,393	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	143
21,893	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	103
291,080	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,329)
39,282	—	1/12/39	(6.00%) 1 month USD-LIBOR	Synthetic MBX Index 6.00% 30 year Fannie Mae pools	(237)
43,905	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(232)
21,989	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(116)
21,989	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(116)
44,053	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(233)
114,389	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(605)
44,053	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(233)
42,922	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	216
29,492	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(135)
87,957	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(465)

76     Dynamic Asset Allocation Conservative Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
	$167,090	$—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	$1,730
	34,108	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	172
Citibank, N.A.
	582,900	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,931
baskets	175	—	12/17/15	(3 month USD-LIBOR-BBA plus 42 bp)	A basket (CGPUTQL2) of common stocks	14,834
units	3,541	—	12/17/15	3 month USD-LIBOR-BBA plus 15 bp	Russell 1000 Total Return Index	35,983
units	295	—	12/17/15	3 month USD-LIBOR-BBA plus 15 bp	Russell 1000 Total Return Index	2,998
Credit Suisse International
	$552,999	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(6,966)
Goldman Sachs International
	82,779	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	584
	12,713	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	115
	139,344	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(1,777)
	139,344	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(1,777)
	936,589	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(11,798)
	144,804	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(1,824)
	688,450	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(9,424)
	20,327	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(93)

Dynamic Asset Allocation Conservative Fund     77

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$24,466	$—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	$(112)
776,457	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(9,781)
450,516	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(2,058)
Total	$—	$5,661

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/15 (Unaudited)
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB– Index	BBB–/P	$3,648	$64,000	5/11/63	300 bp	$4,345
CMBX NA BBB– Index	BBB–/P	3,828	62,000	5/11/63	300 bp	4,502
CMBX NA BBB– Index	BBB–/P	1,868	31,000	5/11/63	300 bp	2,206
CMBX NA BBB– Index	BBB–/P	957	14,000	5/11/63	300 bp	1,109
Barclays Bank PLC
CMBX NA BBB– Index	BBB–/P	5,210	47,000	5/11/63	300 bp	5,722
Credit Suisse International
CMBX NA BBB– Index	BBB–/P	4,924	120,000	5/11/63	300 bp	6,230
CMBX NA BBB– Index	BBB–/P	4,589	63,000	5/11/63	300 bp	5,275
CMBX NA BBB– Index	BBB–/P	4,628	58,000	5/11/63	300 bp	5,259
CMBX NA BBB– Index	BBB–/P	1,765	58,000	5/11/63	300 bp	2,396
CMBX NA BBB– Index	BBB–/P	4,413	57,000	5/11/63	300 bp	5,034
CMBX NA BBB– Index	BBB–/P	3,750	57,000	5/11/63	300 bp	4,370
CMBX NA BBB– Index	BBB–/P	876	57,000	5/11/63	300 bp	1,496
CMBX NA BBB– Index	BBB–/P	6,214	55,000	5/11/63	300 bp	6,813

78     Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB– Index	BBB–/P	$3,502	$44,000	5/11/63	300 bp	$3,981
CMBX NA BBB– Index	BBB–/P	418	36,000	5/11/63	300 bp	810
CMBX NA BBB– Index	BBB–/P	2,759	36,000	5/11/63	300 bp	3,151
CMBX NA BBB– Index	BBB–/P	248	32,000	5/11/63	300 bp	596
CMBX NA BBB– Index	BBB–/P	134	7,000	5/11/63	300 bp	210
CMBX NA BBB– Index	—	614	56,000	5/11/63	(300 bp)	4
CMBX NA BBB– Index	BBB–/P	524	67,000	1/17/47	300 bp	(14)
CMBX NA BBB– Index	BBB–/P	477	67,000	1/17/47	300 bp	(61)
CMBX NA BB Index	—	(184)	24,000	5/11/63	(500 bp)	(563)
CMBX NA BB Index	—	(230)	24,000	5/11/63	(500 bp)	(608)
CMBX NA BB Index	—	(219)	24,000	5/11/63	(500 bp)	(597)
CMBX NA BB Index	—	600	30,000	5/11/63	(500 bp)	127
CMBX NA BB Index	—	(926)	53,000	5/11/63	(500 bp)	(1,762)
CMBX NA BB Index	—	(208)	57,000	5/11/63	(500 bp)	(1,107)
CMBX NA BB Index	—	315	58,000	5/11/63	(500 bp)	(600)
CMBX NA BB Index	—	600	58,000	5/11/63	(500 bp)	(315)
CMBX NA BB Index	—	912	59,000	5/11/63	(500 bp)	(18)
CMBX NA BB Index	—	1,584	60,000	5/11/63	(500 bp)	638
CMBX NA BB Index	—	(376)	72,000	5/11/63	(500 bp)	(1,512)
CMBX NA BB Index	—	(1,028)	53,000	5/11/63	(500 bp)	(1,864)
CMBX NA BBB– Index	BBB–/P	389	84,000	5/11/63	300 bp	1,303
CMBX NA BBB– Index	BBB–/P	(834)	83,000	5/11/63	300 bp	70
CMBX NA BBB– Index	BBB–/P	7,566	71,000	5/11/63	300 bp	8,338
CMBX NA BBB– Index	BBB–/P	315	68,000	5/11/63	300 bp	1,055
CMBX NA BBB– Index	BBB–/P	(1,066)	59,000	5/11/63	300 bp	(424)
CMBX NA BBB– Index	BBB–/P	41	59,000	5/11/63	300 bp	683
CMBX NA BBB– Index	BBB–/P	204	59,000	5/11/63	300 bp	846
CMBX NA BBB– Index	BBB–/P	679	57,000	5/11/63	300 bp	1,300

Dynamic Asset Allocation Conservative Fund     79

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB– Index	BBB–/P	$567	$57,000	5/11/63	300 bp	$1,187
CMBX NA BBB– Index	BBB–/P	(524)	56,000	5/11/63	300 bp	85
CMBX NA BBB– Index	BBB–/P	(469)	56,000	5/11/63	300 bp	141
CMBX NA BBB– Index	BBB–/P	(551)	55,000	5/11/63	300 bp	48
CMBX NA BBB– Index	BBB–/P	(183)	55,000	5/11/63	300 bp	415
CMBX NA BBB– Index	BBB–/P	(184)	55,000	5/11/63	300 bp	415
CMBX NA BBB– Index	BBB–/P	148	55,000	5/11/63	300 bp	747
CMBX NA BBB– Index	BBB–/P	2,393	50,000	5/11/63	300 bp	2,937
CMBX NA BBB– Index	BBB–/P	285	47,000	5/11/63	300 bp	797
CMBX NA BBB– Index	BBB–/P	29	43,000	5/11/63	300 bp	497
CMBX NA BBB– Index	BBB–/P	(169)	28,000	5/11/63	300 bp	136
CMBX NA BBB– Index	BBB–/P	(267)	28,000	5/11/63	300 bp	38
CMBX NA BBB– Index	BBB–/P	(74)	22,000	5/11/63	300 bp	165
CMBX NA BBB– Index	BBB–/P	143	6,000	5/11/63	300 bp	208
CMBX NA BBB– Index	—	(986)	21,000	1/17/47	(300 bp)	(826)
Goldman Sachs International
CMBX NA BBB– Index	BBB–/P	(429)	62,000	5/11/63	300 bp	246
CMBX NA BB Index	—	(230)	24,000	5/11/63	(500 bp)	(609)
CMBX NA BB Index	—	34	28,000	5/11/63	(500 bp)	(408)
CMBX NA BB Index	—	297	29,000	5/11/63	(500 bp)	(160)
CMBX NA BB Index	—	678	30,000	5/11/63	(500 bp)	205
CMBX NA BB Index	—	(710)	67,000	5/11/63	(500 bp)	(1,768)
CMBX NA BBB– Index	BBB–/P	(983)	59,000	5/11/63	300 bp	(341)
CMBX NA BBB– Index	BBB–/P	(450)	56,000	5/11/63	300 bp	160

80     Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB– Index	BBB–/P	$(524)	$56,000	5/11/63	300 bp	$85
CMBX NA BBB– Index	BBB–/P	(562)	56,000	5/11/63	300 bp	48
CMBX NA BBB– Index	BBB–/P	(562)	56,000	5/11/63	300 bp	48
CMBX NA BBB– Index	BBB–/P	(221)	55,000	5/11/63	300 bp	378
CMBX NA BBB– Index	BBB–/P	594	52,000	5/11/63	300 bp	1,160
CMBX NA BBB– Index	BBB–/P	280	47,000	5/11/63	300 bp	792
CMBX NA BBB– Index	BBB–/P	(303)	28,000	5/11/63	300 bp	(1)
Total		$60,547	$75,249
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2015. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/15 (Unaudited)
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
NA HY Series 24 Index	B+/P	$(306,629)	$4,275,000	6/20/20	500 bp	$(1,821)
NA IG Series 23 Index	—	(688,628)	48,100,000	12/20/19	(100 bp)	127,981
Total		$(995,257)	$126,160
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2015. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

Dynamic Asset Allocation Conservative Fund     81

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
	Investments in securities:	Level 1	Level 2	Level 3
	Common stocks*:
	Basic materials	$8,037,013	$4,658,234	$—
	Capital goods	17,788,079	3,174,926	—
	Communication services	2,896,719	2,572,515	—
	Conglomerates	827,505	805,889	—
	Consumer cyclicals	31,178,254	8,157,869	—
	Consumer staples	18,116,020	6,063,851	—
	Energy	17,183,308	2,916,752	588
	Financials	37,547,772	13,905,791	—
	Health care	32,140,597	6,648,000	—
	Technology	42,162,586	3,451,437	—
	Transportation	5,547,310	1,017,274	—
	Utilities and power	6,093,666	2,046,210	—
	Total common stocks	219,518,829	55,418,748	588
	Asset-backed securities	—	6,199,000	9,934,000
	Convertible bonds and notes	—	133,126	—
	Convertible preferred stocks	—	138,442	—
	Corporate bonds and notes	—	171,215,890	501,604
	Foreign government and agency bonds and notes	—	6,823,785	—
	Investment companies	85,604	—	—
	Mortgage-backed securities	—	34,017,569	1,187,827
	Preferred stocks	230,134	310,701	—
	Senior loans	—	803,788	—
	U.S. government and agency mortgage obligations	—	134,915,002	—
	U.S. Treasury obligations	—	206,923	—
	Warrants	—	—**	—
	Short-term investments	183,184,712	8,451,355	—
	Totals by level	$403,019,279	$418,634,329	$11,624,019

		Valuation inputs
	Other financial instruments:	Level 1	Level 2	Level 3
	Forward currency contracts	$—	$817,767	$—
	Futures contracts	786,679	—	—
	TBA sale commitments	—	(1,090,938)	—
	Interest rate swap contracts	—	(105,034)	—
	Total return swap contracts	—	5,661	—
	Credit default contracts	—	1,136,119	—
	Totals by level	$786,679	$763,575	$—
**	Value of level 2 security is $—.

82     Dynamic Asset Allocation Conservative Fund

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

Investments in securities:	Balance as of Sept. 30, 2014	Accrued discounts/ premiums	Realized gain/(loss)	Change in net unrealized appreciation/ (deprecia- tion) #	Purchases	Sales	Net transfers in and/or out of Level 3 †	Balance as of March 31, 2015
Common stocks*:
Consumer staples	$1,417	$—	$(10,863)	$10,590	$—	$(1,144)	$—	$—
Energy	588	—	—	—	—	—	—	588
Total common stocks	$2,005	$—	$(10,863)	$10,590	$—	$(1,144)	$—	$588
Asset-backed securities	—	—	—	—	—	—	$9,934,000	$9,934,000
Corporate bonds and notes	3	—	—	—	1	—	501,600	$501,604
Mortgage-backed securities	—	—	—	—	—	—	1,187,827	$1,187,827
Totals	$2,008	—	$(10,863)	$10,590	$1	$(1,144)	$11,623,427	$11,624,019

*	Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
†

Transfers during the period are accounted for using the end of period market value and include valuations provided by a single broker quote. Such valuations involve certain inputs and estimates that were unobservable at the end of the reporting period.

#

Includes $— related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

During the reporting period, transfers between level 1 and level 2 within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

Level 3 securities, which are fair valued, are not material to the fund.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund     83

Statement of assets and liabilities 3/31/15 (Unaudited)
ASSETS
Investment in securities, at value, including $1,867,996 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $579,681,469)	$648,603,463
Affiliated issuers (identified cost $184,674,164) (Notes 1 and 5)	184,674,164
Cash	17,381
Foreign currency (cost $5,075) (Note 1)	5,359
Dividends, interest and other receivables	3,579,779
Receivable for shares of the fund sold	2,095,432
Receivable for investments sold	1,453,410
Receivable for sales of delayed delivery securities (Note 1)	7,423,239
Receivable for variation margin (Note 1)	1,293,634
Unrealized appreciation on forward currency contracts (Note 1)	1,547,604
Unrealized appreciation on OTC swap contracts (Note 1)	158,345
Premium paid on OTC swap contracts (Note 1)	13,452
Prepaid assets	52,245
Total assets	850,917,507
LIABILITIES
Payable for investments purchased	1,775,790
Payable for purchases of delayed delivery securities (Note 1)	140,650,545
Payable for shares of the fund repurchased	1,118,448
Payable for compensation of Manager (Note 2)	304,293
Payable for custodian fees (Note 2)	40,676
Payable for investor servicing fees (Note 2)	190,644
Payable for Trustee compensation and expenses (Note 2)	185,940
Payable for administrative services (Note 2)	2,305
Payable for distribution fees (Note 2)	380,872
Payable for variation margin (Note 1)	771,292
Unrealized depreciation on OTC swap contracts (Note 1)	77,435
Premium received on OTC swap contracts (Note 1)	73,999
Unrealized depreciation on forward currency contracts (Note 1)	729,837
TBA sale commitments, at value (proceeds receivable $1,088,750) (Note 1)	1,090,938
Collateral on securities loaned, at value (Note 1)	1,929,452
Collateral on certain derivative contracts, at value (Note 1)	646,923
Other accrued expenses	139,752
Total liabilities	150,109,141
Net assets	$700,808,366

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$613,011,985
Undistributed net investment income (Note 1)	5,206,949
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	11,939,682
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	70,649,750
Total — Representing net assets applicable to capital shares outstanding	$700,808,366
(Continued on next page)
The accompanying notes are an integral part of these financial statements.

84     Dynamic Asset Allocation Conservative Fund

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($472,498,757 divided by 43,132,265 shares)	$10.95
	Offering price per class A share (100/94.25 of $10.95)*	$11.62
	Net asset value and offering price per class B share ($22,720,139 divided by 2,088,936 shares)**	$10.88
	Net asset value and offering price per class C share ($71,279,283 divided by 6,579,916 shares)**	$10.83
	Net asset value and redemption price per class M share ($10,459,713 divided by 964,635 shares)	$10.84
	Offering price per class M share (100/96.50 of $10.84)*	$11.23
	Net asset value, offering price and redemption price per class R share ($8,778,432 divided by 781,688 shares)	$11.23
	Net asset value, offering price and redemption price per class R5 share ($235,732 divided by 21,460 shares)	$10.98
	Net asset value, offering price and redemption price per class R6 share ($9,885,300 divided by 899,498 shares)	$10.99
	Net asset value, offering price and redemption price per class Y share ($104,951,010 divided by 9,551,969 shares)	$10.99
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund     85

Statement of operations Six months ended 3/31/15 (Unaudited)
INVESTMENT INCOME
Interest (including interest income of $80,972 from investments in affiliated issuers) (Note 5)	$5,292,773
Dividends (net of foreign tax of $44,543)	2,633,456
Securities lending (Note 1)	8,899
Total investment income	7,935,128
EXPENSES
Compensation of Manager (Note 2)	1,697,465
Investor servicing fees (Note 2)	532,591
Custodian fees (Note 2)	65,515
Trustee compensation and expenses (Note 2)	6,337
Distribution fees (Note 2)	1,065,483
Administrative services (Note 2)	9,964
Other	209,583
Total expenses	3,586,938
Expense reduction (Note 2)	(3,972)
Net expenses	3,582,966
Net investment income	4,352,162

Net realized gain on investments (Notes 1 and 3)	8,697,671
Net realized gain on swap contracts (Note 1)	772,823
Net realized gain on futures contracts (Note 1)	4,247,969
Net realized gain on foreign currency transactions (Note 1)	3,024,376
Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(327,789)
Net unrealized appreciation of investments, futures contracts, swap contracts and TBA sale commitments during the period	13,936,325
Net gain on investments	30,351,375
Net increase in net assets resulting from operations	$34,703,537

The accompanying notes are an integral part of these financial statements.

86     Dynamic Asset Allocation Conservative Fund

	Statement of changes in net assets
	INCREASE IN NET ASSETS	Six months ended 3/31/15*	Year ended 9/30/14
	Operations:
	Net investment income	$4,352,162	$10,039,727
	Net realized gain on investments and foreign currency transactions	16,742,839	48,534,086
	Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	13,608,536	(8,449,050)
	Net increase in net assets resulting from operations	34,703,537	50,124,763
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	(3,947,957)	(6,866,682)
	Class B	(114,589)	(225,468)
	Class C	(342,151)	(536,171)
	Class M	(64,796)	(116,303)
	Class R	(53,047)	(74,734)
	Class R5	(2,461)	(4,080)
	Class R6	(72,180)	(64,144)
	Class Y	(886,548)	(1,291,760)
	Net realized short-term gain on investments
	Class A	(8,591,352)	—
	Class B	(429,650)	—
	Class C	(1,223,687)	—
	Class M	(191,440)	—
	Class R	(124,138)	—
	Class R5	(4,210)	—
	Class R6	(104,424)	—
	Class Y	(1,592,297)	—
	From net realized long-term gain on investments
	Class A	(18,722,666)	—
	Class B	(936,313)	—
	Class C	(2,666,715)	—
	Class M	(417,194)	—
	Class R	(270,526)	—
	Class R5	(9,174)	—
	Class R6	(227,565)	—
	Class Y	(3,470,005)	—
	Increase from capital share transactions (Note 4)	97,888,226	26,910,598
	Total increase in net assets	88,126,678	67,856,019
	NET ASSETS
	Beginning of period	612,681,688	544,825,669
	End of period (including undistributed net investment income of $5,206,949 and $6,338,516, respectively)	$700,808,366	$612,681,688
*	Unaudited

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund     87

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
March 31, 2015**	$11.14	.08	.50	.58	(.10)	(.67)	(.77)	—	—	$10.95	5.40*	$472,499	.51*	.70*	284[g]*
September 30, 2014	10.35	.20	.77	.97	(.18)	—	(.18)	—	—	11.14	9.45	431,523	1.03	1.83	583[g]
September 30, 2013	9.88	.20	.43	.63	(.16)	—	(.16)	—	—	10.35	6.46	384,651	1.05	1.99	305[h]
September 30, 2012	8.83	.21	1.00	1.21	(.16)	—	(.16)	—	—	9.88	13.76	376,279	1.07	2.21	278[h]
September 30, 2011	9.08	.20	(.12)[i]	.08	(.33)	—	(.33)	—	—[e,f]	8.83	.84	352,757	1.07	2.12	288[h]
September 30, 2010	8.60	.28	.69	.97	(.49)	—	(.49)	—[e]	—	9.08	11.57	376,055	1.05[d]	3.21[d]	196[h]
Class B
March 31, 2015**	$11.06	.03	.52	.55	(.06)	(.67)	(.73)	—	—	$10.88	5.15*	$22,720	.88*	.32*	284[g]*
September 30, 2014	10.28	.12	.76	.88	(.10)	—	(.10)	—	—	11.06	8.58	23,367	1.78	1.08	583[g]
September 30, 2013	9.81	.12	.44	.56	(.09)	—	(.09)	—	—	10.28	5.72	25,472	1.80	1.24	305[h]
September 30, 2012	8.77	.14	.98	1.12	(.08)	—	(.08)	—	—	9.81	12.86	25,916	1.82	1.46	278[h]
September 30, 2011	9.02	.13	(.11)[i]	.02	(.27)	—	(.27)	—	—[e,f]	8.77	.09	26,068	1.82	1.36	288[h]
September 30, 2010	8.54	.22	.68	.90	(.42)	—	(.42)	—[e]	—	9.02	10.85	32,603	1.80[d]	2.49[d]	196[h]
Class C
March 31, 2015**	$11.02	.04	.50	.54	(.06)	(.67)	(.73)	—	—	$10.83	5.09*	$71,279	.88*	.33*	284[g]*
September 30, 2014	10.25	.12	.75	.87	(.10)	—	(.10)	—	—	11.02	8.55	60,957	1.78	1.08	583[g]
September 30, 2013	9.78	.12	.44	.56	(.09)	—	(.09)	—	—	10.25	5.74	51,129	1.80	1.24	305[h]
September 30, 2012	8.75	.14	.98	1.12	(.09)	—	(.09)	—	—	9.78	12.80	48,885	1.82	1.46	278[h]
September 30, 2011	8.99	.13	(.10)[i]	.03	(.27)	—	(.27)	—	—[e,f]	8.75	.22	43,703	1.82	1.38	288[h]
September 30, 2010	8.53	.21	.67	.88	(.42)	—	(.42)	—[e]	—	8.99	10.62	43,589	1.80[d]	2.45[d]	196[h]
Class M
March 31, 2015**	$11.03	.05	.50	.55	(.07)	(.67)	(.74)	—	—	$10.84	5.20*	$10,460	.76*	.45*	284[g]*
September 30, 2014	10.26	.14	.76	.90	(.13)	—	(.13)	—	—	11.03	8.82	10,057	1.53	1.33	583[g]
September 30, 2013	9.79	.15	.43	.58	(.11)	—	(.11)	—	—	10.26	5.98	9,333	1.55	1.49	305[h]
September 30, 2012	8.76	.16	.98	1.14	(.11)	—	(.11)	—	—	9.79	13.07	8,011	1.57	1.71	278[h]
September 30, 2011	9.00	.15	(.10)[i]	.05	(.29)	—	(.29)	—	—[e,f]	8.76	.43	7,505	1.57	1.62	288[h]
September 30, 2010	8.53	.24	.67	.91	(.44)	—	(.44)	—[e]	—	9.00	11.00	8,767	1.55[d]	2.73[d]	196[h]
Class R
March 31, 2015**	$11.40	.07	.51	.58	(.08)	(.67)	(.75)	—	—	$11.23	5.35*	$8,778	.63*	.59*	284[g]*
September 30, 2014	10.60	.18	.78	.96	(.16)	—	(.16)	—	—	11.40	9.07	5,786	1.28	1.58	583[g]
September 30, 2013	10.11	.18	.45	.63	(.14)	—	(.14)	—	—	10.60	6.26	4,461	1.30	1.74	305[h]
September 30, 2012	9.03	.19	1.02	1.21	(.13)	—	(.13)	—	—	10.11	13.51	3,933	1.32	1.95	278[h]
September 30, 2011	9.27	.18	(.11)[i]	.07	(.31)	—	(.31)	—	—[e,f]	9.03	.68	3,582	1.32	1.88	288[h]
September 30, 2010	8.75	.26	.72	.98	(.46)	—	(.46)	—[e]	—	9.27	11.55	3,377	1.30[d]	2.94[d]	196[h]
Class R5
March 31, 2015**	$11.16	.09	.51	.60	(.11)	(.67)	(.78)	—	—	$10.98	5.64*	$236	.36*	.85*	284[g]*
September 30, 2014	10.38	.24[j]	.76	1.00	(.22)	—	(.22)	—	—	11.16	9.68	316.74		2.20[j]	583[g]
September 30, 2013	9.90	.24	.44	.68	(.20)	—	(.20)	—	—	10.38	6.87	11.74		2.30	305[h]
September 30, 2012†	9.57	.05	.33	.38	(.05)	—	(.05)	—	—	9.90	3.93*	10	.19*	.55*	278[h]
Class R6
March 31, 2015**	$11.17	.10	.51	.61	(.12)	(.67)	(.79)	—	—	$10.99	5.67*	$9,885	.33*	.90*	284[g]*
September 30, 2014	10.38	.24	.77	1.01	(.22)	—	(.22)	—	—	11.17	9.80	3,256.67		2.21	583[g]
September 30, 2013	9.90	.23	.45	.68	(.20)	—	(.20)	—	—	10.38	6.94	2,981.67		2.20	305[h]
September 30, 2012†	9.57	.06	.32	.38	(.05)	—	(.05)	—	—	9.90	3.94*	10	.17*	.57*	278[h]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

88	Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund	89

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class Y
March 31, 2015**	$11.17	.09	.51	.60	(.11)	(.67)	(.78)	—	—	$10.99	5.62*	$104,951	.38*	.82*	284[g]*
September 30, 2014	10.38	.23	.77	1.00	(.21)	—	(.21)	—	—	11.17	9.69	77,419.78		2.07	583[g]
September 30, 2013	9.90	.23	.44	.67	(.19)	—	(.19)	—	—	10.38	6.80	66,787.80		2.27	305[h]
September 30, 2012	8.86	.23	.99	1.22	(.18)	—	(.18)	—	—	9.90	13.89	93,814.82		2.46	278[h]
September 30, 2011	9.10	.21	(.09)[i]	.12	(.36)	—	(.36)	—	—[e,f]	8.86	1.21	80,371.82		2.26	288[h]
September 30, 2010	8.62	.31	.68	.99	(.51)	—	(.51)	—[e]	—	9.10	11.85	595,429	.80[d]	3.45[d]	196[h]

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.02% of average net assets for the period ended September 30, 2010.

e  Amount represents less than $0.01 per share.

f  Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g  Portfolio turnover includes TBA purchase and sale commitments.

h  Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
September 30, 2013	640%
September 30, 2012	720
September 30, 2011	739
September 30, 2010	666

i  The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

j  The net investment income ratio and per share amount shown for the period ending September 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

90	Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund	91

Notes to financial statements 3/31/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2014 through March 31, 2015.

Putnam Dynamic Asset Allocation Conservative Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return consistent with preservation of capital. Total return is composed of capital appreciation and income. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed income investments. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to

92     Dynamic Asset Allocation Conservative Fund

Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

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All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

94     Dynamic Asset Allocation Conservative Fund

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk, and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments

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between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage backed and other asset backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations,

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representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $250,116 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $132,128 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $109,000 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,929,452 and the value of securities loaned amounted to $1,867,996.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Dynamic Asset Allocation Conservative Fund     97

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $767,910,206, resulting in gross unrealized appreciation and depreciation of $76,104,631 and $10,737,210, respectively, or net unrealized appreciation of $65,367,421.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

98     Dynamic Asset Allocation Conservative Fund

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$371,237
Class B	18,710
Class C	53,651
Class M	8,401
Class R	5,735
Class R5	143
Class R6	1,755
Class Y	72,959
Total	$532,591

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,059 under the expense offset arrangements and by $2,913 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $363, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$567,275
Class B	114,463
Class C	327,731
Class M	38,511
Class R	17,503
Total	$1,065,483

Dynamic Asset Allocation Conservative Fund     99

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $61,713 and $1,096 from the sale of class A and class M shares, respectively, and received $7,318 and $765 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $2 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$1,770,359,289	$1,731,395,526
U.S. government securities (Long-term)	—	—
Total	$1,770,359,289	$1,731,395,526

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/15		Year ended 9/30/14
Class A	Shares	Amount	Shares	Amount
Shares sold	6,091,437	$67,347,972	6,947,625	$75,785,326
Shares issued in connection with reinvestment of distributions	2,726,317	29,226,554	602,139	6,568,193
	8,817,754	96,574,526	7,549,764	82,353,519
Shares repurchased	(4,438,343)	(48,576,293)	(5,949,515)	(64,584,075)
Net increase	4,379,411	$47,998,233	1,600,249	$17,769,444

	Six months ended 3/31/15		Year ended 9/30/14
Class B	Shares	Amount	Shares	Amount
Shares sold	157,171	$1,714,369	291,080	$3,142,886
Shares issued in connection with reinvestment of distributions	133,826	1,422,311	19,941	215,717
	290,997	3,136,680	311,021	3,358,603
Shares repurchased	(314,525)	(3,443,388)	(675,587)	(7,295,727)
Net decrease	(23,528)	$(306,708)	(364,566)	$(3,937,124)

	Six months ended 3/31/15		Year ended 9/30/14
Class C	Shares	Amount	Shares	Amount
Shares sold	1,214,042	$13,184,412	1,306,550	$14,143,516
Shares issued in connection with reinvestment of distributions	368,854	3,905,860	46,008	496,894
	1,582,896	17,090,272	1,352,558	14,640,410
Shares repurchased	(533,682)	(5,785,213)	(809,376)	(8,695,716)
Net increase	1,049,214	$11,305,059	543,182	$5,944,694

100     Dynamic Asset Allocation Conservative Fund

	Six months ended 3/31/15		Year ended 9/30/14
Class M	Shares	Amount	Shares	Amount
Shares sold	96,520	$1,047,395	144,952	$1,570,085
Shares issued in connection with reinvestment of distributions	60,437	640,810	10,176	109,985
	156,957	1,688,205	155,128	1,680,070
Shares repurchased	(104,146)	(1,136,036)	(152,960)	(1,636,072)
Net increase	52,811	$552,169	2,168	$43,998

	Six months ended 3/31/15		Year ended 9/30/14
Class R	Shares	Amount	Shares	Amount
Shares sold	291,281	$3,273,379	198,824	$2,202,392
Shares issued in connection with reinvestment of distributions	39,752	436,795	6,575	73,456
	331,033	3,710,174	205,399	2,275,848
Shares repurchased	(56,949)	(638,536)	(118,849)	(1,320,096)
Net increase	274,084	$3,071,638	86,550	$955,752

	Six months ended 3/31/15		Year ended 9/30/14
Class R5	Shares	Amount	Shares	Amount
Shares sold	1,737	$19,180	29,860	$324,620
Shares issued in connection with reinvestment of distributions	1,474	15,845	369	4,080
	3,211	35,025	30,229	328,700
Shares repurchased	(10,029)	(110,992)	(3,021)	(33,070)
Net increase (decrease)	(6,818)	$(75,967)	27,208	$295,630

	Six months ended 3/31/15		Year ended 9/30/14
Class R6	Shares	Amount	Shares	Amount
Shares sold	636,687	$6,965,856	116,831	$1,274,883
Shares issued in connection with reinvestment of distributions	37,567	404,169	5,864	64,144
	674,254	7,370,025	122,695	1,339,027
Shares repurchased	(66,309)	(726,324)	(118,254)	(1,291,162)
Net increase	607,945	$6,643,701	4,441	$47,865

	Six months ended 3/31/15		Year ended 9/30/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	4,301,974	$47,369,558	3,744,822	$41,159,790
Shares issued in connection with reinvestment of distributions	496,671	5,341,685	111,985	1,223,703
	4,798,645	52,711,243	3,856,807	42,383,493
Shares repurchased	(2,179,770)	(24,011,142)	(3,357,293)	(36,593,154)
Net increase	2,618,875	$28,700,101	499,514	$5,790,339

Dynamic Asset Allocation Conservative Fund     101

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R5	1,172	5.5%	$12,869

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Money Market Liquidity Fund*	$24,848,850	$25,290,917	$3,352,173	$15,331	$46,787,594
Putnam Short Term Investment Fund*	118,950,376	109,901,183	92,894,441	65,641	135,957,118
Totals	$143,799,226	$135,192,100	$96,246,614	$80,972	$182,744,712

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	2,000
Forward currency contracts (contract amount)	$131,600,000
Centrally cleared interest rate swap contracts (notional)	$167,900,000
OTC total return swap contracts (notional)	$57,600,000
OTC credit default contracts (notional)	$3,500,000
Centrally cleared credit default contracts (notional)	$48,700,000
Warrants (number of warrants)	35,000

102     Dynamic Asset Allocation Conservative Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Credit contracts	Receivables, Net assets — Unrealized appreciation	$1,149,635*	Payables	$13,516
Foreign exchange contracts	Receivables	1,547,604	Payables	729,837
Equity contracts	Receivables, Net assets — Unrealized appreciation	448,704*	Payables, Net assets — Unrealized depreciation	1,328,041*
Interest rate contracts	Receivables, Net assets — Unrealized appreciation	2,316,219*	Payables, Net assets — Unrealized depreciation	749,576*
Total		$5,462,162		$2,820,970

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$124,377	$124,377
Foreign exchange contracts	—	2,952,752	—	$2,952,752
Equity contracts	1,310,147	—	1,146,819	$2,456,966
Interest rate contracts	2,937,822	—	(498,373)	$2,439,449
Total	$4,247,969	$2,952,752	$772,823	$7,973,544

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$67,200	$67,200
Foreign exchange contracts	—	(329,132)	—	$(329,132)
Equity contracts	(1,732,468)	—	(420,277)	$(2,152,745)
Interest rate contracts	2,127,912	—	(121,214)	$2,006,698
Total	$395,444	$(329,132)	$(474,291)	$(407,979)
Dynamic Asset Allocation Conservative Fund     103

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate swap contracts§	$—	$—	$73,618	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$73,618
OTC Total return swap contracts*#	—	12,093	—	56,746	—	—	699	—	—	—	—	—	—	—	69,538
OTC Credit default contracts*#	1,861	512	—	—	20,110	—	5,735	—	—	—	—	—	—	—	28,218
Centrally cleared credit default contracts§	—	—	324,213	—	—	—	—	—	—	—	—	—	—	—	324,213
Futures contracts§	—	—	—	—	—	—	—	—	—	895,803	—	—	—	—	895,803
Forward currency contracts#	120,327	116,341	—	101,494	182,558	98,591	132,943	168,098	177,775	—	78,177	99,857	174,016	97,427	1,547,604
Total Assets	$122,188	$128,946	$397,831	$158,240	$202,668	$98,591	$139,377	$168,098	$177,775	$895,803	$78,177	$99,857	$174,016	$97,427	$2,938,994
Liabilities:
Centrally cleared interest rate swap contracts§	—	—	87,093	—	—	—		—	—	—	—	—	—	—	87,093
OTC Total return swap contracts*#	—	18,267	—	—	6,966	—	38,644	—	—	—	—	—	—	—	63,877
OTC Credit default contracts*#	—	—	—	—	10,707	—	2,809	—	—	—	—	—	—	—	13,516
Centrally cleared credit default contracts§	—	—	349,760	—	—	—	—	—	—	—	—	—	—	—	349,760
Futures contracts§	—	—	—	—	—	—	—	—	—	334,439	—	—	—	—	334,439
Forward currency contracts#	966	48,931	—	27,950	10,203	17,701	69,765	25,985	66,158	—	68,908	73,946	306,144	13,180	729,837
Total Liabilities	$966	$67,198	$436,853	$27,950	$27,876	$17,701	$111,218	$25,985	$66,158	$334,439	$68,908	$73,946	$306,144	$13,180	$1,578,522
Total Financial and Derivative Net Assets	$121,222	$61,748	$(39,022)	$130,290	$174,792	$80,890	$28,159	$142,113	$111,617	$561,364	$9,269	$25,911	$(132,128)	$84,247	$1,360,472
Total collateral received (pledged)†##	$120,000	$—	$—	$80,000	$136,537	$80,890	$28,159	$142,113	$111,617	$—	$—	$—	$(109,000)	$—
Net amount	$1,222	$61,748	$(39,022)	$50,290	$38,255	$—	$—	$—	$—	$561,364	$9,269	$25,911	$(23,128)	$84,247

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

104	Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund	105

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

106     Dynamic Asset Allocation Conservative Fund

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Dynamic Asset Allocation Conservative Fund     107

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

108     Dynamic Asset Allocation Conservative Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Investment Sub-Advisor

The Putnam Advisory Company, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Conservative Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA060
293765 5/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 29, 2015